As filed with the Securities and Exchange Commission
                                  on March 4, 1998
                                                   Registration No. 33-

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Pre-Effective Amendment No. [ ]
                        Post-Effective Amendment No. [ ]

                            DREYFUS INDEX FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                          200 Park Avenue - 55th Floor
                            New York, New York 10166
                    (Address of Principal Executive Offices)

                                  (800) 225-5267
                   (Registrant's Area Code and Telephone Number)

                   Michael S. Petrucelli, Assistant Secretary
                            Dreyfus Index Funds, Inc.
                          200 Park Avenue - 55th Floor
                            New York, New York 10166
                     (Name and Address of Agent for Service)

      Approximate Date of Proposed Public Offering: as soon as practicable after this Registration Statement becomes effective.

      The Registrant proposes that this Registration Statement become effective on April 3, 1998 pursuant to Rule 488 under the Securities Act of 1933.

                            DREYFUS INDEX FUNDS, INC.
                       CONTENTS OF REGISTRATION STATEMENT


This Registration Statement contains the following documents:


Cover Sheet

Contents of Registration Statement

Cross Reference Sheet

Letter to Shareholders

Notice of Special Meeting

Part A - Prospectus/Proxy Statement

Part B - Statement of Additional Information

Part C - Other Information

Signature Pages

Exhibits

                   DREYFUS INTERNATIONAL STOCK INDEX FUND
                      FORM N-14 CROSS REFERENCE SHEET

      Part A Item No.                       Prospectus/Proxy
      And Caption                           Statement Caption
      -----------                           -----------------

1.    Beginning of Registration Statement   Cover Page
      and Outside Front Cover Page of
      Prospectus

2.    Beginning and Outside Back Cover      Table of Contents
      Page of Prospectus

3.    Synopsis Information and Risk Factors Summary; Comparison of Investment
                                            Objectives and Policies; Risk
                                            Factors

4.    Information About the Transaction     Summary; Reasons for the
                                            Reorganization; Information about
                                            the Reorganization; Comparative
                                            Information on Shareholders'
                                            Rights

5.    Information About the Registrant      Summary; Comparison of Investment
                                            Objectives and Policies; Risk
                                            Factors; Additional Information
                                            About the Acquiring Fund and the
                                            Acquired Fund; See also, the
                                            Prospectus of Dreyfus  International
                                            Stock Index Fund,  dated January 15,
                                            1998,  previously  filed  on  EDGAR,
                                            Accession No. 0000857114-97-000009.

6.    Information About the Company Being   Summary; Comparison of Investment
      Acquired                              Objectives and Policies; Risk
                                            Factors;    Additional   Information
                                            About  the  Acquiring  Fund  and the
                                            Acquired   Fund;   SEE   ALSO,   the
                                            Prospectus of Dreyfus  International
                                            Equity  Allocation Fund, dated March
                                            1, 1998,  previously filed on EDGAR,
                                            Accession No. 0000819940-98-000032.

7.    Voting Information                    Voting Information

8.    Interest of Certain Persons and       Summary; Information about the
      Experts                               Reorganization

9.    Additional Information Required for   Not Applicable
      Reoffering by Persons Deemed to be
      Underwriters

                     DREYFUS INTERNATIONAL STOCK INDEX FUND
                       FORM N-14 CROSS REFERENCE SHEET
                                 (continued)

      Part B Item No.                       Statement of Additional
      And Caption                           Information Caption
      -----------                           -------------------

10.   Cover Page                            Cover Page

11.   Table of Contents                     Table of Contents

12.   Additional Information About the      Statement of Additional
      Registrant                            Information of Dreyfus
                                            International Stock Index Fund,
                                            dated January 15, 1998,
                                            previously filed on EDGAR,
                                            Accession No.
                                            0000857114-97-000009.

13.   Additional Information About the      Statement of Additional
      Company Being Acquired                Information of Dreyfus
                                            International Equity Allocation
                                            Fund, dated March 1, 1998,
                                            previously filed on EDGAR,
                                            Accession No. 0000819940-98-000032.

14.   Financial Statements                  Annual Report of Dreyfus
                                            International Stock Index Fund
                                            for the Period Ended October 31,
                                            1997, previously filed on EDGAR,
                                            Accession No. 000085114-98-000001.

                                            Annual Report of Dreyfus
                                            International Equity Allocation
                                            Fund, for Fiscal Year Ended
                                            October 31, 1997, previously
                                            filed on EDGAR, Accession No.
                                            0000819940-98-000004.

                                            Pro Forma Financial Statements as
                                            of October 31, 1997 (unaudited)

PART C

      Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                         THE DREYFUS/LAUREL FUNDS, INC.
                  DREYFUS INTERNATIONAL EQUITY ALLOCATION FUND
                                 200 PARK AVENUE
                            NEW YORK, NEW YORK 10166


                                                                   April 8, 1998

Dear Shareholder:

      The Board of Directors of The Dreyfus/Laurel Funds, Inc. (the "Company") has recently reviewed and unanimously endorsed a proposal for the reorganization of Dreyfus International Equity Allocation Fund (the "Fund"), a series of the Company, that the Directors judge to be in the best interests of the shareholders of the Fund.

      Under the terms of the proposal, Dreyfus International Stock Index Fund (the "Acquiring Fund"), a series of Dreyfus Index Funds, Inc., would acquire all the assets and assume the liabilities of the Fund. Holders of Investor and Restricted Shares of the Fund would become shareholders of the Acquiring Fund, receiving (in exchange for such shares) shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of their investment in the Fund at the time of the transaction, and the Fund would be terminated. The transaction would, in the opinion of counsel, be free from federal income tax to you and the Fund. The Board of Directors of the Company has determined that the proposed reorganization should provide benefits to shareholders due, in part, to enhanced operations.

      Detailed information about the proposed transaction is described in the enclosed prospectus/proxy statement.

      The Board of Directors has called a Special Meeting of Shareholders to be held June 9, 1998 to consider this transaction. WE STRONGLY INVITE YOUR PARTICIPATION BY ASKING YOU TO REVIEW THE ENCLOSED MATERIAL, AND COMPLETE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE.

      I thank you for your participation as a shareholder and urge you to exercise your right to vote by completing, dating, signing and returning the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience.

      If you have any questions regarding the proposed transaction, please call toll-free 1-800-645-6561.

      IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN JUNE 8, 1998.

                        Sincerely,

                        Marie E. Connolly,
                        President, THE DREYFUS/LAUREL FUNDS, INC.

PRELIMINARY COPY


                         THE DREYFUS/LAUREL FUNDS, INC.
                  DREYFUS INTERNATIONAL EQUITY ALLOCATION FUND
                                 200 PARK AVENUE
                            NEW YORK, NEW YORK 10166
                    -----------------------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 9, 1998
                  -------------------------------------------

      Notice is  hereby  given  that a  Special  Meeting  of  Shareholders  (the
"Meeting") of Dreyfus International Equity Allocation Fund (the "Acquired Fund"), a series of The Dreyfus/Laurel Funds, Inc. (the "Company"), will be held at the offices of the Company, 200 Park Avenue, New York, New York on
June 9, 1998 at 10:00 a.m. for the following purposes:

1. To approve or disapprove the Agreement and Plan of Reorganization dated as of February 12, 1998 (the "Plan") providing for (a) the acquisition of all the assets of the Acquired Fund by Dreyfus
      International Stock Index Fund (the "Acquiring Fund"), a series of Dreyfus Index Funds, Inc., in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, (b) the distribution of those shares of the Acquiring Fund to the holders of the Investor and Restricted Shares of the Acquired Fund, in each case in an amount equal in net asset value to the Investor or Restricted Shares of the Acquired Fund held by such holder, and (c) the subsequent termination of the Acquired Fund.

2. To transact any other business that may properly come before the Meeting or any adjournment or adjournments thereof.

      The Directors of the Company have fixed the close of business on March 30, 1998 as the record date for the determination of shareholders of the Acquired Fund entitled to notice of and to vote at the Meeting or any adjournment or adjournments thereof.

April 8, 1998                             By order of the Board of Directors

                                          Michael S. Petrucelli
                                          Assistant Secretary

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED WITHOUT DELAY TO SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PREPAID ENVELOPE PROVIDED, SO THAT THEIR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY MATERIALS WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

                     DREYFUS INTERNATIONAL STOCK INDEX FUND
                      A SERIES OF DREYFUS INDEX FUNDS, INC.
                                    ---------

                  DREYFUS INTERNATIONAL EQUITY ALLOCATION FUND
                   A SERIES OF THE DREYFUS/LAUREL FUNDS, INC.
                                    ---------

                                 200 PARK AVENUE
                            NEW YORK, NEW YORK 10166
                                 1-800-645-6561

                 PROSPECTUS/PROXY STATEMENT DATED APRIL 8, 1998

      This Prospectus/Proxy Statement (the "Proxy Statement") is being furnished to shareholders of Dreyfus International Equity Allocation Fund (the "Acquired Fund"), a separate, diversified portfolio of The Dreyfus/Laurel Funds, Inc. (formerly known as The Laurel Funds, Inc.) (the "Company"), a management investment company, in connection with a proposed Agreement and Plan of Reorganization (the "Plan") between the Company, on behalf of the Acquired Fund, and Dreyfus Index Funds, Inc. (the "Index Funds"), a management investment company, on behalf of Dreyfus International Stock Index Fund (the "Acquiring Fund"), a separate, non-diversified portfolio of the Index Funds, to be submitted to shareholders of the Acquired Fund for consideration at a Special Meeting of Shareholders to be held on June 9, 1998 at 10:00 a.m., Eastern time, at the offices of the Company, 200 Park Avenue, New York, New York, and any adjournments thereof (the "Meeting"). A conformed copy of the Plan is attached to this Proxy Statement as Appendix A.

      AVAILABLE INFORMATION. This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that shareholders of the Acquired Fund should know before voting on the Plan and receiving Acquiring Fund Shares (as defined below). A Prospectus dated January
15, 1998, describing the Acquiring Fund in greater detail, and the Acquiring Fund's Annual Report for the period ended October 31, 1997 (including its audited financial statements for the period then ended), accompany this Proxy Statement. Certain relevant documents listed below have been filed with the Securities and Exchange Commission ("SEC"), are incorporated herein in whole or

------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE NET ASSET VALUE OF FUNDS OF THIS TYPE WILL FLUCTUATE FROM TIME TO TIME.
--------------------------------------------------------------------------------
in part by reference, and are available upon request and without charge by calling toll-free 1-800-645-6561 or by writing to 144 Glenn Curtiss Boulevard, Uniondale, New York 11566-0144.

      A Statement of Additional Information dated April 8, 1998, relating to this Proxy Statement, incorporating by reference the audited financial statements of the Acquiring Fund at October 31, 1997, and the audited financial statements of the Acquired Fund at October 31, 1997, has been filed with the SEC and is incorporated by reference in its entirety into this Proxy Statement. A Statement of Additional Information relating to the Acquiring Fund's Prospectus dated January 15, 1998, has also been filed with the SEC and is incorporated by reference in its entirety into this Proxy Statement. Copies of such Statements of Additional Information are available from the Acquiring Fund through the toll-free number and at the address above.

      The Prospectus of the Company describing the Acquired Fund dated March 1, 1998, and a Statement of Additional Information of the same date relating to that Prospectus, are incorporated by reference herein in their entirety. Copies of that Prospectus and Statement of Additional Information and the Annual Report of the Acquired Fund for its fiscal year ended October 31, 1997, including its audited financial statements, are also available from the Acquired Fund through the toll-free number and at the address above.

      The SEC maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other material incorporated by reference, together with other information regarding the Acquired Fund and the Acquiring Fund.

      THE FUNDS. The Dreyfus Corporation ("Dreyfus") serves as investment manager to the Acquiring Fund and the Acquired Fund (together, the "Funds", or individually, a "Fund"). Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is an indirect wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). The Acquiring Fund seeks to provide investment results that correspond to the net dividend, total return performance of equity securities of international issuers in the aggregate, as represented by the Morgan Stanley Capital International Europe, Australasia, Far East (Free) Index(R) ("EAFE Free Index"). The Acquiring Fund is an index fund, which seeks to meet its investment objective by investing in a sample of the stocks in the EAFE Free Index. The Acquiring Fund offers a single class of shares. The Acquired Fund seeks to exceed the total return of the Morgan Stanley Capital International Europe, Australasia, Far East Index(R) ("EAFE Index"). The EAFE Free Index and the EAFE Index are similar but not identical indices of the performance of stock markets in fifteen European countries, Australia, New Zealand, and the Far East. See "Summary -- Investment Objectives, Policies and Restrictions." The Acquired Fund, which is not an index fund, seeks to achieve its investment objective through country allocation, stock selection, currency allocation, and portfolio construction and risk management. The Acquired Fund offers two classes of shares -- Investor Shares and Restricted Shares.

      THE PLAN. The Plan provides for all the assets of the Acquired Fund to be acquired by the Acquiring Fund in exchange solely for shares of the Acquiring Fund (the "Acquiring Fund Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. Those Acquiring Fund Shares will then be distributed to holders of Investor and Restricted Shares of the Acquired Fund

(together, the "Acquired Fund Shares"), in liquidation of the Acquired Fund, and the Acquired Fund will be terminated. (All such transactions are referred to herein as the "Reorganization".) As a result of the Reorganization, each holder of Acquired Fund Shares will receive that number of full and fractional Acquiring Fund Shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's Acquired Fund Shares held as of the time of the Reorganization. The Funds have been advised by counsel that the Reorganization will constitute a tax-free reorganization for federal income tax purposes. Holders of Investor and Restricted Shares of the Acquired Fund are requested to vote to approve the Plan.

                                TABLE OF CONTENTS

                                                                            PAGE

Summary......................................................................5

Reasons for the Reorganization..............................................11

Information About the Reorganization........................................11

Comparison of Investment Objectives and Policies............................15

Risk Factors................................................................19

Comparative Information on Shareholders' Rights.............................22

Additional Information About the Acquiring Fund and the Acquired Fund.......23

Other Business..............................................................24

Voting Information..........................................................24

Financial Statements and Experts............................................27

Legal Matters...............................................................27

Appendix A:  Agreement and Plan of Reorganization..........................A-1

                                     SUMMARY

      THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ADDITIONAL INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT, THE PROSPECTUS OF THE ACQUIRING FUND DATED JANUARY 15, 1998, THE PROSPECTUS OF THE ACQUIRED FUND DATED MARCH 1, 1998, AND THE PLAN, A COPY OF WHICH IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX A.

      PROPOSED REORGANIZATION. The Plan provides for the transfer of all the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund. Under the Plan, those Acquiring Fund Shares will then be distributed to holders of the Acquired Fund Shares, in liquidation of the Acquired Fund, and the Acquired Fund will be terminated. As a result of the Reorganization, each holder of Acquired Fund Shares will receive that number of Acquiring Fund Shares having an aggregate net asset value equal to the aggregate net asset value of such shareholder's Acquired Fund Shares held as of the close of trading on the floor of the New York Stock Exchange (the "NYSE") on the date of the Reorganization (the "Closing Date"). See "Information About the Reorganization."

      For the reasons set forth below under "Reasons for the Reorganization," the Board of Directors of the Company, including the Directors who are not "interested persons", as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Company or the Index Funds (the "non-interested" Directors), has unanimously determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the Acquired Fund's existing shareholders will not be diluted as a result of the Reorganization. The Company's Board of Directors has therefore submitted the Plan for the approval of the Acquired Fund's shareholders. In addition, the Board of Directors of the Index Funds, including its non-interested Directors, has unanimously determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization.

      THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN.

      Approval of the Plan on the part of the Acquired Fund will require the affirmative vote of two-thirds of the votes of the Acquired Fund eligible to be cast at the Meeting. See "Voting Information."

      If the shareholders of the Acquired Fund do not vote to approve the Plan, the Directors of the Company will continue the management of the Acquired Fund and may consider other alternatives in the best interests of the shareholders.

      TAX CONSEQUENCES. The Company has been advised by its counsel, Kirkpatrick & Lockhart LLP, to the effect that the Reorganization will constitute a tax-free reorganization for federal income tax purposes and that, accordingly, no gain or loss will be recognized for those purposes as a result of the Reorganization either to the Acquired Fund (except, possibly, with respect to certain hedging instruments held by the Acquired Fund) or to its shareholders. Consequently, the holding period and aggregate tax basis of the Acquiring Fund Shares that are to be received by each holder of Acquired Fund Shares will be the same as the holding period and aggregate tax basis of the Acquired Fund Shares previously held by such shareholder. In addition, the holding period and tax basis of the assets to be transferred to the Acquiring Fund (other than the instruments mentioned above) will be the same in the Acquiring Fund's hands as in the Acquired Fund's hands immediately prior to the Reorganization. See "Information About the Reorganization -- Federal Income Tax Consequences."

      INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS. The Acquired Fund's objective is to exceed the total return of the EAFE Index, a broadly diversified international index comprised of the equity securities of approximately 1,000 companies located outside the United States. The Acquired Fund is not an index fund and pursues its objective through country allocation, stock selection, currency allocation, and portfolio construction and risk management. In addition to investing in securities of issuers in countries represented in the EAFE Index, the Acquired Fund may invest up to 20% of its total assets in securities of issuers in emerging market countries.

      The Acquiring Fund seeks to match the investment results of the EAFE Free Index. The EAFE Free Index is similar to the EAFE Index but excludes those securities that are not free of foreign ownership limits or legal restrictions at the security and country level. The weightings of stocks in the EAFE Free Index are based on each stock's relative total market capitalization. Because of this weighting, as of October 31, 1997, approximately 28.7% of the EAFE Free Index was comprised of equity securities of Japanese issuers. The Acquiring Fund invests in a sample of stocks in the EAFE Free Index and does not attempt to duplicate the EAFE Free Index. The Acquiring Fund expects, ordinarily, to invest in approximately 550 or more of these stocks. Dreyfus selects stocks for the Acquiring Fund's portfolio based primarily on country, market capitalization, industry weightings and other benchmark characteristics.

      Although the respective investment objectives and policies of the Funds are similar in that they concentrate in securities of companies in the EAFE Index and the EAFE Free Index, respectively, shareholders of the Acquired Fund should consider certain differences in such objectives and policies. See "Comparison of Investment Objectives and Policies." In addition, shareholders of the Acquired Fund should recognize that the Acquiring Fund has been in operation for only approximately nine months, while the Acquired Fund has been in operation for approximately three years and eight months.

      MANAGEMENT AND OTHER SERVICE PROVIDERS. The business affairs of the Company are managed by its Board of Directors, and the business affairs of the Index Funds are managed by its Board of Directors.

      Dreyfus, a wholly-owned subsidiary of Mellon Bank, serves as the investment manager for both Funds. As of January 31, 1998, Dreyfus managed or administered approximately $96 billion in assets for approximately 1.7 million investor accounts nationwide.

      The Acquiring Fund's portfolio manager is Susan Ellison. Ms. Ellison has held that position since the inception of the Acquiring Fund and has been employed by Dreyfus as a portfolio manager since August 1996, and by Mellon Capital Management Corporation ("MCM"), an affiliate of Dreyfus, since June

1988. She serves as a Senior Vice President and Director of Equity Portfolio Management for MCM. She is a graduate of San Francisco State University and is a Certified Financial Analyst with over 10 years of investment experience.

      The Acquired Fund's portfolio manager is Charles J. Jacklin. Mr. Jacklin has managed the Fund since August 5, 1996 and is a portfolio manager at Dreyfus. He has also served as a Senior Vice President and Director of Asset Allocation Strategies for MCM since January 1994. Prior to joining MCM, Mr. Jacklin was an Assistant Professor at Stanford University. He also has served as Senior Staff Economist for Financial Markets and Banking for the President's Council of Economic Advisors.

      Premier Mutual Fund Services, Inc. ("Premier") acts as distributor for both Funds, and Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, is the transfer agent for both Funds. Boston Safe Deposit and Trust Company, One Boston Place, Boston, Massachusetts 02109, an indirect subsidiary of Mellon, serves as custodian for both Funds.

      FEES AND EXPENSES. The Acquiring Fund has agreed to pay Dreyfus, as its investment manager, a fee, computed daily and payable monthly, at the annual rate of .35 of 1% of the value of its average daily net assets. Dreyfus pays all of the Acquiring Fund's expenses, except management fees, brokerage commissions, taxes, interest, fees and expenses of non-interested Directors, fees and expenses of independent counsel to the Acquiring Fund and the non-interested
Directors, fees under a shareholder services plan described below and extraordinary expenses. Dreyfus has agreed to reduce its management fee in an amount equal to the Acquiring Fund's allocable portion of the accrued fees and expenses of non-interested Directors and fees and expenses of independent counsel to the Acquiring Fund and the non-interested Directors. The Acquiring Fund's shares are also subject to a shareholder services plan ("Shareholder Services Plan") whereby the Acquiring Fund pays Premier for the provision of certain services to Acquiring Fund shareholders a fee at the annual rate of .25 of 1% of the value of the Acquiring Fund's average daily net assets. See "Purchase and Redemption Procedures." Total operating expenses for the Acquiring Fund, for the period from the commencement of operations, June 30, 1997, through October 31, 1997, were .60 of 1% of the value of the Acquiring Fund's average daily net assets on an annualized basis. From time to time, Dreyfus may waive receipt of a portion or all of its fees, or voluntarily assume certain other expenses of the Acquiring Fund, either of which would have the effect of lowering the expense ratio of the Acquiring Fund and increasing return to investors.

      The Acquiring Fund deducts a redemption fee equal to 1% of the net asset value of shares redeemed where the redemption occurs within the initial six-month period following the opening of a Fund account. Acquiring Fund Shares received by holders of Acquired Fund Shares pursuant to the Reorganization will not be subject to the 1% redemption fee. See "Purchase and Redemption Procedures."

      The Acquired Fund currently pays Dreyfus, as its investment manager, a fee, computed daily and payable monthly, at the annual rate of 1.25% of the value of the Acquired Fund's average daily net assets. Similar to the Acquiring Fund, Dreyfus arranges and pays for all of the expenses of the Acquired Fund, except management fees, brokerage fees, taxes, interest, fees and expense of the non-interested Directors (including counsel fees), Rule 12b-1 fees (if applicable), and extraordinary expenses. In addition, the Acquired Fund's Investor Shares are sold subject to a distribution plan adopted by the Acquired Fund pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan"), under which fees are assessed at an annual rate of .25 of 1% of average daily net assets attributable to the Investor Shares. See "Purchase and Redemption Procedures." Total operating expenses of the Acquired Fund for the fiscal year ending October 31, 1997 were 1.50% and 1.25% of the average daily net assets of each of the Acquired Fund's Investor and Restricted Shares, respectively.

      The following table shows the actual annual fund operating expenses allocable to the Investor and Restricted Shares of the Acquired Fund for its fiscal year ended October 31, 1997, the actual fund operating expenses paid by the Acquiring Fund for its fiscal period ended October 31, 1997 (annualized), and estimated total annual fund operating expenses to be paid by the Acquiring Fund after giving effect to the Reorganization (the "Combined Fund" in the table).

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)*

                         Acquired Fund        Acquiring Fund
                         (Fiscal Year         (Fiscal Period
                        Ended 10/31/97)      Ended 10/31/97)     Combined Fund
                        ---------------      ---------------     -------------

                        Investor  Restricted
                        Shares    Shares
                        --------  ----------


Management Fees         1.25%      1.25%           .35%                 .35%
12b-1 Fees               .25%      none            none                 none
Other Expenses**         .00%       .00%           .25%+                .25%+
                        ----       ----            ---                  ---

Total Fund
  Operating Expenses    1.50%      1.25%           .60%                 .60%

      EXAMPLE:
      You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

      1 year            $  15    $  13                $ 6               $ 6
      3 years           $  47    $  40                $19               $19
      5 years           $  82    $  69                $33               $33
      10 years          $ 179    $ 151                $75               $75
--------------------

* The table does not reflect a 1% redemption fee charged upon certain redemptions of Acquiring Fund shares occurring within six months of the opening of an account with the Acquiring Fund.
** Does not include fees and expenses of the non-interested Directors (including counsel). The investment manager has agreed to reduce its management fee in an amount equal to each Fund's allocable portion of such fees and expenses and, with respect to the Acquiring Fund, the fees and expenses of independent counsel to the Acquiring Fund.
+ The Acquiring Fund pays a fee of .25% of its average daily net assets pursuant to its Shareholder Services Plan, which is included in "Other Expenses."

THE AMOUNTS LISTED ABOVE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE
INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN ACTUAL RETURNS GREATER OR LESS THAN 5%.

       PURCHASE AND REDEMPTION PROCEDURES. The Acquiring Fund offers a single class of shares that are offered to any investor. The Acquired Fund offers two classes of shares: Investor and Restricted Shares. Investor Shares are offered to any investor. Restricted Shares are limited to purchases by bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers who have a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of the Acquired Fund distributed to them by virtue of such an account or relationship.

      All shares of each Fund are sold without a sales charge at their respective net asset values per share determined as of the close of trading on the floor of the NYSE on the day the purchase order is deemed accepted. The Acquiring Fund has adopted the Shareholder Services Plan pursuant to which it pays Premier for the provision of certain services to Acquiring Fund shareholders a fee at the annual rate of .25 of 1% of the value of that Fund's average daily net assets. The services provided pursuant to the Shareholder Services Plan may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Acquiring Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Acquiring Fund will deduct a redemption fee equal to 1% of the net asset value of Acquiring Fund shares redeemed where the redemption occurs within the initial six-month period following the opening of an Acquiring Fund account. The fee will be retained by the Acquiring Fund and used primarily to offset portfolio transaction costs. It is expected that, as a result of this fee, the Acquiring Fund will be able to track the EAFE Free Index more closely. No redemption fee will be charged upon the redemption of shares purchased through accounts that are reflected on the records of the transfer agent as omnibus accounts approved by Dreyfus Service Corporation ("DSC"), an affiliate of Dreyfus, or transfer accounts established by securities dealers, banks or other financial institutions ("Service Agents") approved by DSC that utilize the National Securities Clearing Corporation's networking system. The redemption fee may be waived, modified or discontinued and reintroduced at any time or from time to time. Service Agents may charge their clients a fee for effecting redemptions of Acquiring Fund shares. ACQUIRING FUND SHARES RECEIVED BY HOLDERS OF ACQUIRED FUND SHARES PURSUANT TO THE REORGANIZATION WILL NOT BE SUBJECT TO THE 1% REDEMPTION FEE.

      Investor Shares of the Acquired Fund are sold subject to the 12b-1 Plan, under which the Acquired Fund spends annually up to .25 of 1% of the value of the average daily net assets attributable to Investor Shares to compensate DSC for shareholder servicing activities and Premier for shareholder servicing activities and for activities or expenses primarily intended to result in the sale of Investor Shares.

      EXCHANGE PRIVILEGES. Shareholders of the Acquired Fund may exchange those shares for shares of the same class of certain other eligible funds advised or administered by Dreyfus. Currently, there is no limit on the number of exchanges that may be made out of the Acquired Fund, but shareholders who make more than four exchanges out of that Fund during any calendar year or who make exchanges that appear to coincide with an active market-timing strategy may be deemed to be engaged in excessive trading and the availability of Fund exchanges to them may be terminated. The Acquiring Fund does not currently offer exchange privileges.

      DISTRIBUTIONS. The policies of the Funds with regard to dividends and other distributions are similar. Each Fund's policy is to declare and pay dividends from net investment income and to distribute net realized capital and foreign currency gains, if any, once a year. Unless a shareholder instructs that dividends and other distributions be paid in cash and credited to the shareholder's account at the transfer agent, dividends and other distributions will be reinvested automatically in additional shares of the Fund at net asset value. Shareholders of the Acquired Fund that have elected to receive dividends and other distributions in cash will continue to receive distributions in such manner from the Acquiring Fund. Subsequent to the Reorganization, former shareholders of the Acquired Fund that received dividends or other distributions therefrom in cash may elect at any time to have their dividends and other distributions from the Acquiring Fund reinvested automatically in additional shares of the Acquiring Fund by writing to the Acquiring Fund. See "Dividends, Distributions and Taxes" in the accompanying Prospectus of the Acquiring Fund.

                         REASONS FOR THE REORGANIZATION

      The Board of Directors of the Company has determined that it is advantageous to combine the Acquired Fund with the Acquiring Fund. The Funds have similar investment objectives, restrictions and policies, and the same adviser, transfer agent, custodian and distributor.

      The Board of Directors of the Company has determined that the Reorganization should provide certain benefits to the Acquired Fund shareholders. In making such determination, the Board of Directors considered, among other things: the benefit to the Acquired Fund of consolidations that would promote more efficient operations through the elimination of duplication of services and the greater portfolio diversification and more efficient portfolio management resulting from a larger asset base (including the possibility of reduced commissions or more favorable pricing based on larger portfolio transactions); the comparative investment management fees of the Funds; the comparative investment performance of the Funds; and the advantages of eliminating duplication inherent in marketing funds with similar investment objectives, which could lead to increased growth of the combined Acquiring Fund following the Reorganization.

      The Board of Directors of the Company also noted that the total fund operating expenses for the combined Acquiring Fund are anticipated to be .60 of 1% of the combined Acquiring Fund's average daily net assets, or .90 of 1% and
 .65 of 1% lower than the total fund operating expenses of the Acquired Fund's Investor and Restricted Shares, respectively. The Board recognized that this reduction is due principally to the lower costs associated with the Acquiring Fund's "indexing" strategy as opposed the Acquired Fund's "active" investment approach.

      In light of the foregoing, the Board of Directors of the Company, including the non-interested Directors, determined that it is in the best interests of the Acquired Fund and its shareholders to combine with the Acquiring Fund and that a combination of the Funds will not result in a dilution of the Acquired Fund's shareholders' interests.


                      INFORMATION ABOUT THE REORGANIZATION

      PLAN OF REORGANIZATION. The following summary of the Plan is qualified in its entirety by reference to the Plan (Appendix A hereto). The Plan provides that the Acquiring Fund will acquire all the assets of the Acquired Fund. In exchange for those assets, the Acquired Fund will receive Acquiring Fund Shares with an aggregate net asset value equal to that of the assets transferred minus the liabilities of the Acquired Fund, which will be assumed by the Acquiring Fund on the Closing Date. Prior to the Closing Date, the Acquired Fund will endeavor to discharge all of its known liabilities and obligations. The number of full and fractional Acquiring Fund Shares to be issued to the Acquired Fund's shareholders will be determined by dividing the aggregate net asset value of the Acquired Fund by the net asset value of one Acquiring Fund Share, each computed as of the close of trading on the floor of the NYSE on the Closing Date (the "Valuation Time").

      Both the Acquired Fund and the Acquiring Fund will utilize Dreyfus as agent to determine the value of their respective portfolio securities. The method of valuation employed by each Fund will be consistent with the requirements set forth in the Fund's Prospectus, Rule 22c-1 under the 1940 Act, and the interpretation of such rule by the SEC's Division of Investment Management.

      As soon after the Closing Date as conveniently practicable, the Acquired Fund will distribute PRO RATA to its shareholders of record as of the Valuation Time, in liquidation of the Acquired Fund, the Acquiring Fund Shares received by the Acquired Fund pursuant to the Reorganization. Such distribution will be accomplished by establishing an account in the name of each holder of Acquired Fund Shares on the share records of the Acquiring Fund's transfer agent and transferring to each such account a number of Acquiring Fund Shares equal to the aggregate net asset value of Acquired Fund Shares held by such shareholder divided by the net asset value of each such Acquiring Fund Share. Each account will represent the respective PRO RATA number of full and fractional Acquiring Fund Shares due to such shareholder of the Acquired Fund. After such distribution and the winding up of its affairs, the Acquired Fund will be terminated.

      On or before the Closing Date, the Acquired Fund shall have declared a dividend and/or other distributions that, together with all previous dividends and other distributions, shall have the effect of distributing to the Acquired Fund's shareholders all investment company taxable income for all taxable years ended prior to the Closing Date and for its current taxable year through the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain realized in all such taxable years (after reduction for any capital loss carryforward).

      The consummation of the Reorganization is subject to the conditions set forth in the Plan, including the condition that the parties to the Reorganization shall have received exemptive relief from the SEC with respect to certain restrictions under the 1940 Act that could otherwise impede or inhibit consummation of the Reorganization. Notwithstanding approval of the Acquired Fund's shareholders, the Plan may be terminated at any time at or prior to the Closing by either party because: (a) its governing board determines that circumstances have developed that make proceeding with the Reorganization inadvisable; (b) a material breach by the other party of any representation, warranty, or agreement contained therein has occurred; or (c) a condition to the obligation of the terminating party cannot reasonably be met.

      The expenses of the Reorganization are expected to be approximately $67,500. The Funds will bear these expenses PRO RATA according to their respective net assets as of the Closing Date if the Reorganization is consummated or, if it is not consummated, as of the date the Plan is terminated or the Reorganization is abandoned.

      If the Reorganization is not approved by the shareholders of the Acquired Fund, the Board of Directors of the Company will continue the management of the Acquired Fund and may consider other possible courses of action.

      THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN.

      DESCRIPTION OF SHARES OF THE ACQUIRING FUND AND THE ACQUIRED FUND. Full and fractional shares of common stock of the Acquiring Fund (without class) will be issued for both Investor and Restricted Shares of the Acquired Fund in accordance with the procedures detailed in the Plan. All issued and outstanding Acquired Fund Shares, including those represented by certificates, will be canceled. Generally, the Acquiring Fund does not issue share certificates to shareholders unless a specific written request is submitted to its transfer agent. Similar to the Acquired Fund Shares, the Acquiring Fund Shares to be issued in the Reorganization will have no preemptive or conversion rights.

      FEDERAL  INCOME TAX  CONSEQUENCES.  The  transfer of the  Acquired  Fund's assets in exchange solely for Acquiring Fund Shares and the Acquiring Fund's assumption of the liabilities of the Acquired Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (the "Code"). The Index Funds, on behalf of the Acquiring Fund, and the Company, on behalf of the Acquired Fund, will receive an opinion from Kirkpatrick & Lockhart LLP, the Company's counsel, substantially to the effect that, on the basis of the facts and assumptions stated therein and the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules and pronouncements and court decisions, and conditioned on the Reorganization being consummated in accordance with the Plan, for federal income tax purposes:

      (1) The Acquired Fund's transfer of all its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, followed by the Acquired Fund's distribution of those shares to its shareholders constructively in exchange for Acquired Fund Shares, will constitute a "reorganization" within the meaning of section 368(a)(1)(D) of the Code, and each Fund will be a "party to a reorganization" within the meaning of section 368(b) of the Code;

      (2) No gain or loss will be recognized to the Acquired Fund on the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities or on the subsequent distribution of those shares to the Acquired Fund's shareholders in constructive exchange for their Acquired Fund Shares;

      (3) No gain or loss will be recognized to the Acquiring Fund on its receipt of the assets from the Acquired Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities;

      (4) The Acquiring Fund's basis for the transferred assets will be the same as the Acquired Fund's basis therefor immediately before the Reorganization, and the Acquiring Fund's holding period for those assets will include the period during which the assets were held by the Acquired Fund;

      (5) No gain or loss will be recognized to an Acquired Fund shareholder on the distribution thereto of Acquiring Fund Shares constructively in exchange for all the shareholder's Acquired Fund Shares; and

      (6) An Acquired Fund shareholder's basis for the Acquiring Fund Shares to be received by the shareholder in the Reorganization will be the same as the basis for the shareholder's Acquired Fund Shares to be constructively surrendered in exchange for those Acquiring Fund Shares; and the shareholder's holding period for those Acquiring Fund Shares will include the shareholder's holding period for those Acquired Fund Shares, provided they are held as capital assets by the shareholder on the Closing Date.

      Notwithstanding the foregoing, such counsel's opinion may state that no opinion is expressed as to the effect of the Reorganization on either Fund or any Acquired Fund shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

      Shareholders of the Acquired Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

      CAPITALIZATION.     The following table shows the  capitalization of the
Acquiring Fund and the Acquired Fund as of October 31, 1997, and on a pro forma basis as of that date, giving effect to the Reorganization:

                    Acquired Fund          Acquiring     Pro Forma
                    -------------             Fund       After
                                           ---------     Reorganization*
                                                         ---------------
               Investor     Restricted
               --------     ----------

Net Assets     $1,374,793   $14,332,018      $9,246,146    $25,078,899

Net Asset      $10.65       $10.65           $11.27        $11.27
  Value Per
  Share

Shares            129,141     1,345,908         820,153      2,225,011
 Outstanding

-----------------------------------
*Represents the net income effect of pro form adjustments.

      As of March 9, 1998, there were ____________ shares of the Acquiring Fund outstanding.

                                   [RESERVED]

      As of March 9, 1998, the officers and Directors of the Company and of the Index Funds, respectively, beneficially owned as a group less than 1% of the outstanding shares of the Acquiring Fund. To the best knowledge of the Directors of the Acquiring Fund, as of March 9, 1998, no other shareholder or "group" (as that term is defined in Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) owned beneficially or of record 5% or more of the Acquiring Fund's outstanding shares except as shown in the table below:

         [Table will indicate ownership before and after Reorganization]

                                   [RESERVED]

      For information with respect to the beneficial ownership of the Acquired Fund, see the section of this Proxy Statement entitled "Voting Information."


                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

      The following discussion comparing the investment objectives, policies and restrictions of the Acquiring Fund and the Acquired Fund is based upon and qualified in its entirety by the description of investment objectives, policies and restrictions set forth in the respective Prospectuses and Statements of Additional Information of the Acquiring Fund and the Acquired Fund. For a full discussion of the investment objective, policies and restrictions of the Acquiring Fund, please refer to its Prospectus dated January 15, 1998 (which accompanies this Proxy Statement) under the caption "Description of the Funds" and Statement of Additional Information dated January 15, 1998 (which is available upon request) under the caption "Investment Objective and Management Policies." For a discussion of these matters as they apply to the Acquired Fund, please refer to its Prospectus and Statement of Additional Information dated March 1, 1998 (which are available upon request) under the respective captions "Description of the Fund" and "Investment Objective and Management Policies." The policies described below in this "Comparison of Investment Objectives and Policies" section can be changed without shareholder approval, unless indicated otherwise or required by the 1940 Act.

      INVESTMENT OBJECTIVES. The Acquiring Fund seeks to match the investment results of the EAFE Free Index. The Acquiring Fund seeks to meet this objective through investing in a sample of the stocks in the EAFE Free Index. The Acquired Fund's investment objective is to exceed the total return of the EAFE Index, an index similar to the EAFE Free Index. See "Primary Investments." The Acquired Fund pursues its investment objective through country allocation, stock selection, currency allocation, and portfolio construction and risk management. There can be no assurance that either the Acquiring Fund or the Acquired Fund will meet its investment objective.

      Although different, the investment objectives of the Funds are similar in that they emphasize investments in equity securities of issuers represented in the EAFE Index or EAFE Free Index. The Acquired Fund, unlike the Acquiring Fund, is not an index fund. In addition, the Acquired Fund may invest up to 20% of its total assets in securities of issuers in emerging market countries that are not represented in the EAFE Index. Moreover, the Acquired Fund may invest in securities that are subject to foreign ownership limits or legal restrictions at the security or country level, while the Acquiring Fund may not do so. Although the Acquired Fund's investment objective is considered non-fundamental and may be changed with approval by the Company's Board of Directors, the investment objective of the Acquiring Fund is fundamental and may not be changed without approval of a majority of its voting securities (as defined in the 1940 Act). Because the Acquired Fund is actively managed, an investment in it may result in a total return that significantly exceeds or is less than that of the EAFE Index. Because the Acquiring Fund is an index fund, its total return is expected to correlate closely with that of the EAFE Free Index, although expenses incurred in operation of the Acquiring Fund make it likely that its actual total return will be less than that of the EAFE Free Index.

      The Acquired Fund is a "diversified" fund, as that term is used in the 1940 Act, meaning that, with respect to 75% of its total assets, the Acquired Fund generally may not invest more than 5% of its assets in the securities of a single issuer. The Acquiring Fund is "non-diversified," so that the proportion of its assets that may be invested in a single issuer is not limited by the 1940 Act. To meet federal tax requirements, however, at the close of each quarter each Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets may be invested in any one issuer.

      PRIMARY INVESTMENTS. The EAFE Index is a diversified, capitalization-weighted index of equity securities of companies located in Australia, New Zealand, fifteen countries in Europe and four countries in the Far East. The countries represented in the EAFE Index are: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore/Malaysia, Spain, Sweden, Switzerland and the United Kingdom. Stocks in the EAFE Index are selected to represent proportionally each country and each major industrial sector within each country. Each stock in the EAFE Index is weighted according to its market value as a percentage of the total market value of all stock in the EAFE Index. The EAFE Free Index includes stocks in the EAFE Index other than those that are subject to foreign ownership limits or legal restrictions at the security or country level. This limitation on securities in the EAFE Free Index results in the exclusion from the EAFE Free Index of certain securities of issuers in Singapore/Malaysia that are included in the EAFE Index, although other securities of the same issuers may be included in the EAFE Free Index.

      The Acquiring Fund invests in a sample of the stocks in the EAFE Free Index, rather than attempting to replicate the EAFE Free Index, and expects, ordinarily, to invest in approximately 550 or more of these stocks. Dreyfus selects stocks for the Acquiring Fund's portfolio based primarily on country, market capitalization, industry weightings and other benchmark characteristics. The Acquiring Fund attempts to achieve a correlation between the performance of its portfolio and that of the EAFE Free Index, in both rising and falling markets, of at least .95 without taking into account expenses. A correlation of
1.00 would indicate perfect correlation, which would be achieved when the Acquiring Fund's net asset value, including the value of its dividends and capital gain distributions, increases or decreases in exact proportion to the changes in the EAFE Free Index. The sampling technique utilized by the Acquiring Fund is expected to be an effective means of substantially duplicating the investment performance of the EAFE Free Index; however, the Fund is not expected to track the EAFE Free Index with the same degree of accuracy that complete replication of that index would provide. Under normal market conditions, the Acquiring Fund will invest at least 65% of the value of its total assets in common stocks.

      The Acquired Fund is not an index fund. The investment process utilized by Dreyfus in structuring the Acquired Fund's portfolio has four basic components:
(1) country allocation; (2) stock selection; (3) currency allocation; and (4) portfolio construction and risk management. The country and currency allocation components employ a combination of quantitative research using proprietary financial models and fundamental research. Under normal circumstances, the Acquired Fund expects to be fully invested in securities of issuers in countries included in the EAFE Index, securities of emerging market countries, and derivative securities, except for such amounts as are needed to meet short-term cash needs and redemptions and amounts pending investment. Those amounts may be held as cash or temporarily invested in repurchase agreements and in high quality short-term debt instruments of the U.S. Government or foreign governments, their agencies or instrumentalities. Generally, the Acquired Fund's assets are allocated to the countries contained in the EAFE Index, with the exception of Australia, France, Germany, Hong Kong, Italy, Japan, the Netherlands, Switzerland and the United Kingdom, approximately in proportion to the weightings of such countries within the EAFE Index (the "Tier One Country Allocation"). Dreyfus uses its country allocation model to allocate the Acquired Fund's remaining assets among Australia, France, Germany, Hong Kong, Italy, Japan, the Netherlands, Switzerland and the United Kingdom, based generally on earning and dividend forecasts of stocks in each of these countries (the "Tier Two Country Allocation"). Dreyfus may, however, alter the amount of assets it allocates between the Tier One Country Allocation and the Tier Two Country Allocation if it believes it to be in the best interests of the Acquired Fund and may reduce the amount of the assets it allocates pursuant to the Tier One Country Allocation and/or the Tier Two Country Allocation to enable it to invest in emerging market countries and derivative securities and to enable it to maintain amounts needed to meet short-term cash needs and redemptions and amounts pending investment. No more than 20% of the Acquired Fund's assets will be invested in the securities in emerging market countries. Under normal circumstances, the Acquired Fund will invest at least 65% of its assets in equity securities of issuers in at least three countries outside of the United States.

      Unless all of the stocks contained in the EAFE Index can be purchased on behalf of the Acquired Fund, Dreyfus will utilize statistical sampling techniques to purchase a representative sample of stocks from each industry sector included in the EAFE Index in proportion to the industry weighting in the EAFE Index for the Acquired Fund's portfolio. Dreyfus employs an active process for selecting stocks of emerging market countries for the Fund's portfolio.

      The Acquired Fund may invest in forward foreign currency exchange contracts, futures contracts, options on securities and on foreign currencies, currency indices, futures contracts, and securities indices to adjust its risk exposure relative to the EAFE Index and to its investment in emerging market countries. Dreyfus manages currency exposure for the Acquired Fund utilizing its proprietary currency allocation model, which is designed to forecast the movement of foreign currencies based generally on differences in real interest rates among countries. Dreyfus manages and monitors the total risk of the Acquired Fund's portfolio, including the country and currency exposure resulting from the implementation of its country and currency models.

      Both the Acquiring Fund and the Acquired Fund may lend portfolio securities, and engage in foreign currency transactions. The Acquiring Fund may borrow money to the extent permitted by the 1940 Act (currently 33-1/3% of the Acquiring Fund's total assets). The Acquiring Fund, however, currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. The Acquired Fund may borrow money up to 33-1/3% of its total assets. The Acquired Fund, however, intends to borrow only for temporary administrative purposes. Neither Fund may purchase any security while borrowing representing more than 5% of the Fund's total assets are outstanding. Both Funds may also invest in derivative instruments. The Acquiring Fund may purchase stock index futures in anticipation of taking a market position and sell stock index futures to terminate existing positions. The Acquiring Fund also may enter into foreign currency forward and futures contracts to maintain the appropriate currency exposure of the EAFE Free Index. The Acquired Fund may purchase and sell various financial instruments, including financial futures contracts (such as interest rate, index and foreign currency futures contracts), options (such as options on securities, indices, foreign currencies and futures contracts), forward currency contracts and interest rate, equity index and currency swaps, caps, collars and floors.

      The Acquired Fund may purchase put or call options on specific securities in an amount up to 5% of its total assets, represented by the premium paid. In addition, the Acquired Fund may engage in short settlement transactions, when-issued and delayed-delivery transactions, and repurchase agreements.

      CERTAIN FUNDAMENTAL POLICIES. Both the Acquiring Fund and the Acquired Fund have adopted certain fundamental polices which may not be changed without the approval of a majority of that Fund's outstanding voting securities (as defined in the 1940 Act). Neither Fund may: (i) borrow in excess of 33-1/3% of the Fund's total assets; or (ii) invest more than 25% of the Fund's assets in securities of issuers in any industry (excluding U.S. Government Securities and, in the case of the Acquired Fund, certain investments in domestic banks and, in the case of the Acquiring Fund, except to the extent that the EAFE Free Index is also so concentrated). In addition, the policy that, with respect to 75% of its total assets, the Acquired Fund may not invest more than 5% of its assets in the securities of a single issuer is fundamental. For a complete list of each Fund's fundamental investment restrictions, see "Investment Objective and Management Policies -- Investment Restrictions" in the Statement of Additional Information of the respective Fund.

                                  RISK FACTORS

      Due to the similarities of investment objectives and policies of the Acquiring Fund and Acquired Fund, many of the Funds' investment risks are generally similar. Such risks, and certain differences in the risks associated with investing in the Acquiring Fund or Acquired Fund, are discussed under the caption "Description of the Funds" in the Prospectus of the Acquiring Fund enclosed with this Proxy Statement and under the caption "Description of the Fund" in the Prospectus of the Acquired Fund (which is available upon request).

      EQUITY SECURITIES. Each Fund invests a significant portion of its assets in equity securities. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

      FOREIGN SECURITIES. Both the Acquiring Fund and the Acquired Fund invest in securities of foreign issuers. Investment in foreign securities presents certain risks. The Acquired Fund may also invest in obligations of foreign branches of domestic banks. In making foreign investments, each Fund considers the following factors, among others.

      Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

      Because evidences of ownership of foreign securities usually are held outside the United States, each Fund will be subject to additional risks which include: adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.

      Since  foreign   securities  often  are  purchased  with  and  payable  in
currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

      Investors should realize that Japanese securities comprise a large percentage of the EAFE Index and EAFE Free Index. Therefore stocks of Japanese companies will represent a correspondingly large component of investment assets of both the Acquiring Fund and the Acquired Fund. Such a large investment in the Japanese stock market may entail a higher degree of risk than with more diversified international portfolios. During recent periods, based on certain fundamental measures of corporate valuation, such as its high price-earnings ratios and low dividend yields, the Japanese market as a whole has appeared expensive relative to other world stock markets.

      The Acquired Fund may also invest up to 20% of its total assets in the securities of issuers in emerging markets. Investing in the equity and debt markets of emerging markets involves exposure to economic structures that are generally less diverse and less mature, and to political systems that can be expected to have less stability, than those of developed countries. The markets of emerging market countries historically have been more volatile than the markets of the more mature economies of developed countries, but often have produced higher rates of return to investors.

      BORROWING. The Acquiring Fund is permitted to borrow to the extent permitted by the 1940 Act (currently up to 33-1/3% of its total assets). The

Acquiring Fund intends to borrow only for temporary or emergency purposes and in an amount up to 15% of the value of its total assets. The Acquiring Fund will not make additional investments when the Fund's borrowings exceed 5% of its total assets.

      The Acquired Fund may borrow money up to 33-1/3% of its total assets. The Acquired Fund will borrow only for temporary administrative purposes. Similar to the Acquiring Fund, the Acquired Fund will not make additional investments when its borrowings exceed 5% of its total assets. The Acquired Fund may enter into short settlement transactions. Short settling is a process whereby a trader of securities, such as the Acquired Fund, negotiates with the broker to execute and settle the securities transaction on a next day basis instead of under the normal settlement process. The commissions for such transaction may be somewhat higher to accommodate the short settlement period and to compensate the broker adequately for the early advancement of funds.

      FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. Both the Acquiring Fund and the Acquired Fund may invest in derivative instruments. Derivatives are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Acquiring Fund may invest in derivatives in anticipation of taking a market position when, in the opinion of Dreyfus, available cash balances do not permit an economically efficient trade in the cash market or to maintain liquidity while simulating full investment by the Acquiring Fund. The derivatives that the Acquiring Fund may purchase and sell include stock index futures and foreign currency contracts. The Acquiring Fund may not invest in futures contracts if the amount of initial margin deposits with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Acquiring Fund's assets, after taking into account unrealized profits and unrealized losses of such contracts.

      The Acquired Fund may purchase and sell various derivative instruments, such as financial futures contracts (such as interest rate, index and foreign currency futures contracts), options (such as options on securities, indices, foreign currencies and futures contracts), forward currency contracts and interest rate, equity index and currency swaps, caps, collars and floors. These derivative instruments may be used, for example, to preserve a return or spread, to lock in unrealized market value gains or losses, to facilitate or substitute for the sale or purchase of securities, to adjust the Acquired Fund's risk exposure relative to the EAFE Index, or to alter the exposure of a particular investment or portion of the Acquired Fund's portfolio to fluctuations in interest rates or currency rates. The Acquired Fund may not purchase, put or call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.

      While derivative instruments can be used effectively in furtherance of a Fund's investment objective, under certain market conditions they can increase the volatility of the Fund's net asset value, decrease the liquidity of the Fund's portfolio, and make more difficult the accurate pricing of the Fund's portfolio.

      FOREIGN CURRENCY TRANSACTIONS. Both the Acquiring Fund and the Acquired Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates in connection with hedging and other non-speculative strategies involving specific settlement transactions. Foreign currency transactions may involve, for example, a Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. A Fund's success in these transactions will depend principally on Dreyfus' ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

      Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

      OTHER INVESTMENT CONSIDERATIONS. Investment decisions for each Fund are made independently from those of the other investment companies advised by Dreyfus. However, if such other investment companies desire to invest in, or to dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by either Fund or the price paid or received by either Fund. As noted under "Comparison of Investment Objectives and Policies -- Investment Objectives," the Acquiring Fund is a non-diversified fund and the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.

                COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

      FORM OF ORGANIZATION. The Company and the Index Funds are open-end management investment companies registered with the SEC under the 1940 Act, and continuously offer to sell shares at their current net asset value per share. The Company and the Index Funds are organized as Maryland corporations and are governed by their respective Articles of Incorporation, By-Laws, Boards of Directors and the Maryland General Corporation Law. Both the Company and the Index Funds are also governed by applicable federal law. Certain differences and similarities between the Company and the Index Funds are summarized below.

      CAPITALIZATION. The beneficial interest in both Funds are represented by transferable shares of common stock, $.001 par value per share. The Company's Articles of Incorporation authorize the issuance of twenty-five billion shares of common stock with equal voting rights (with 26 million shares allocated to the Acquired Fund's Investor Shares and 36 million shares allocated to the Acquired Fund's Restricted Shares). The Index Funds' Articles of Incorporation authorize the issuance of 600 million shares of common stock (with 200 million shares allocated to the Acquiring Fund). The Acquiring Fund issues a single class of shares while the Acquired Fund issues two classes of shares, Investor Shares and Restricted Shares. Fractional shares may be issued by both Funds. The Company and the Index Funds are both "series funds" and a shareholder of one series is not deemed to be a shareholder of any other series in the Company or the Index Funds, as the case may be. For certain matters shareholders vote together as a group; as to others they vote separately by series or, in the case of the Acquired Fund, by class. Shareholders of the Funds are entitled to receive PRO RATA dividends declared by the Board of Directors of the Company and the Index Funds, as the case may be, and distributions upon liquidation.

      SHAREHOLDER LIABILITY. Under Maryland law, shareholders of the Funds have no personal liability as such for the acts or obligations of the Company or the Index Funds, as the case may be.

      SHAREHOLDER MEETINGS AND VOTING RIGHTS. Neither the Company nor the Index Funds is required to hold annual meetings of its shareholders, but each is required to call a meeting of shareholders for the purpose of voting upon the question of removal of a Director, when requested in writing to do so by the holders of at least 10% of their respective outstanding shares, and or for any other purpose when requested in writing to do so by the holders of at least 10% of outstanding shares of the Company or at least 25% of the outstanding shares of the Index Funds. In addition, each of the Company and the Index Funds is required to call a meeting of shareholders for the purpose of electing Directors, if, at any time, less than a majority of the Directors then holding office were elected by shareholders. Neither the Company nor the Index Funds currently intends to hold regular shareholder meetings. Neither the Company nor the Index Funds permits cumulative voting. For the Company and the Index Funds, a quorum is one-third of the shares or class outstanding and entitled to vote on a matter. In either case, a majority of the shares voting is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

      LIQUIDATION OR DISSOLUTION. In the event of the liquidation of the Acquiring Fund or the Acquired Fund or a class thereof, the shareholders of the Fund or class are entitled to receive, when, and as declared by the Directors, the excess of the assets belonging to the Fund or attributable to the class over the liabilities belonging to the Fund or attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the Fund held by them and recorded on the books of that Fund.

      LIABILITY AND INDEMNIFICATION OF DIRECTORS. The Articles of Incorporation and By-Laws of the Company and Index Funds, as the case may be, contain similar indemnification provisions for their respective Directors and officers. The Articles of Incorporation provide that no Director, officer or agent of the Company or Index Funds, as the case may be, shall be personally liable to any person for any action or failure to act, except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or her duties. The Articles of Incorporation also provide that a Director or officer is entitled to indemnification against liabilities and expenses with respect to claims related to his position with the Company or Index Funds, as the case may be, unless such Director or officer shall have been adjudicated to have acted with bad faith, willful misfeasance, or gross negligence, or in reckless disregard of his duties, or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Company or Index Funds, as the case may be, or, in the event of settlement, unless there has been a determination that such director or officer has engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties.

      RIGHTS  OF  INSPECTION.   Under  Maryland  law,   persons  who  have  been
shareholders of record for six months or more and who own at least 5% of the shares of the Company or the Index Funds may inspect the books of account and stock ledger of the Company or Index Funds, as the case may be, during regular business hours, following a written demand stating a proper purpose related to corporate business.

      The foregoing is only a summary of certain characteristics of the operations of the Acquired Fund, the Company, the Acquiring Fund, the Index Funds, the Articles of Incorporation, By-Laws, and Maryland law. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of such respective Articles of Incorporation, By-Laws, and Maryland law directly for a more thorough description.


                          ADDITIONAL INFORMATION ABOUT
                   THE ACQUIRING FUND AND THE ACQUIRED FUND

      ACQUIRING FUND. Information about the Acquiring Fund is incorporated herein by reference from its Prospectus dated January 15, 1998, a copy of which is enclosed, and Statement of Additional Information dated January 15, 1998, a copy of which is available upon request and without charge by writing to the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11566-0144, or by calling toll-free 1-800-645-6561.

      ACQUIRED FUND. Information about the Acquired Fund is included in its Prospectus and Statement of Additional Information dated March 1, 1998, both of which have been filed with the SEC and are incorporated herein by this reference, and copies of which are available upon request and without charge by writing to the Acquired Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11566-0144, or by calling toll-free 1-800-645-6561.

      Each of the Company and the Index Funds is subject to the informational requirements of the Exchange Act and the 1940 Act and in accordance therewith files reports and other information, including proxy materials and charter documents with the SEC. These materials can be inspected, and copies obtained at prescribed rates, at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, the Midwest Regional Office of the SEC, Northwest Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60611, and the Northeast Regional Office of the SEC, Seven World Trade Center, Suite 1300, New York, New York 10048.

                                 OTHER BUSINESS

      The Directors of the Company do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                               VOTING INFORMATION

      This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of the Company to be used at the Meeting to be held at 10:00 a.m., Eastern time, on June 9, 1998, at 200 Park Avenue, New York, New York 10166, and at any adjournments thereof. This Proxy Statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the Acquired Fund on or about April 14, 1998. Only shareholders of record as of the close of business on March 30, 1998 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. The holders of one-third of the shares of the Acquired Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting of the Acquired Fund. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Signed but unmarked proxies will be voted FOR the Plan and FOR any other matters deemed appropriate.

      Proxy cards that reflect abstentions and "broker non-votes" (I.E., shares held by brokers or nominees as to which (1) instructions have not been received from the beneficial owners or the persons entitled to vote or (2) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but not as votes cast. A proxy may be revoked at any time on or before the Meeting by written notice to the Assistant Secretary of the Company, 200 Park Avenue, New York, New York 10166. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Plan and the Reorganization contemplated thereby.

      Approval of the Plan will require the affirmative vote of two-thirds of the votes of the Acquired Fund eligible to be cast at the Meeting. Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote for such purposes.

      Holders of Investor Shares and Restricted Shares of the Acquired Fund are requested to vote and will vote together on the Plan. As of March 9, 1998, the number of shares outstanding of the Acquired Fund and those beneficially owned by Dreyfus and its affiliates were as follows:

                                                   SHARES BENEFICIALLY OWNED
                                                   BY DREYFUS AND AFFILIATES
                                                   -------------------------

                                         TOTAL SHARES  NUMBER OF    % OF TOTAL
                                         OUTSTANDING   SHARES       OUTSTANDING

Dreyfus International Equity Allocation      ___         ___           ___
Fund (Investor and Restricted Shares)


It is anticipated that Mellon Bank, an affiliate of Dreyfus, will own beneficially or of record more than 5% of the Acquiring Fund's outstanding shares following the Reorganization.

      Because Dreyfus and its affiliates exercise voting discretion over more than 25% of the shares of the Acquired Fund, they may be deemed to control such securities. Dreyfus has advised the Company that shares owned by Dreyfus or an affiliate of Dreyfus with respect to which Dreyfus or such affiliate exercises voting discretion will be voted FOR the Plan described in this Proxy Statement, unless Dreyfus and its affiliates vote more than 25% of the outstanding shares of the Acquired Fund entitled to vote, in which case all such shares will be voted in proportion to the vote of the remaining shares voted at the Meeting, provided such vote is consistent with the fiduciary duties of Dreyfus and its affiliates.

      To the best knowledge of the Directors of the Company, as of March 9, 1998, no other single shareholder or "group" (as the term is used in Section 13(d) of the Exchange Act) owned beneficially or of record 5% or more of the Acquired Fund's outstanding shares, except as shown in the table below:

                                                            Shares
                                                              of         %
                                                            Record       of
                             Shareholder  Address           Owned       Total
                             -----------  -------           -----       -----

Dreyfus International        ___          ___                ___        ____
Equity Allocation Fund
(Investor and Restricted
Shares)

It is not anticipated that any of the 5% record or beneficial owners identified above, other than Mellon Bank and its affiliates, will own beneficially or of record 5% or more of the Acquiring Fund's outstanding shares as a result of the Reorganization.

      At March 9, 1998, the Directors and officers of the Company and the Directors and officers of the Index Funds as a group beneficially owned less than 1% of the Acquired Fund's shares in the aggregate.

      Proxy   solicitations   will  be  made   primarily  by  mail,   but  proxy
solicitations may also be made by telephone or other electronic medium or personal solicitations conducted by officers and employees of Dreyfus, its affiliates or other representatives of the Company. The cost of the solicitation, which are estimated to total approximately $7,000, will be borne PRO RATA by the Funds.

      In the event that sufficient votes to approve the Reorganization are not received at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

      A shareholder of the Acquired Fund who objects to the proposed transaction will not be entitled under either Maryland law or the Company's Articles of Incorporation to demand payment for, or an appraisal of, his or her shares. Shareholders should be aware that, if the Reorganization is consummated, they will be free to redeem the Acquiring Fund Shares that they receive in the Reorganization at their then-current net asset value. Shares of the Acquired
Fund  may  be   redeemed  at  any  time  prior  to  the   consummation   of  the
Reorganization.

      The votes of the shareholders of the Acquiring Fund are not being solicited by this Proxy Statement and are not required to carry out the Reorganization.

      NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the Acquired Fund, 200 Park Avenue, New York, New York 10166, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this Proxy Statement needed to supply copies to the beneficial owners of the respective shares.

                        FINANCIAL STATEMENTS AND EXPERTS

      The audited financial statements of the Acquiring Fund, which include the statement of assets and liabilities of the Acquiring Fund as of October 31, 1997, and the statement of operations, the statement of changes in net assets and financial highlights for the period ended October 31, 1997, have been incorporated by reference into this Proxy Statement in reliance on the authority of the report of Coopers & Lybrand L.L.P., the Index Funds' independent accountants, as experts in accounting and auditing.

      The audited financial statements of the Acquired Fund, which include the statement of assets and liabilities of the Acquired Fund as of October 31, 1997, and the statement of operations, the statement of changes in net assets and financial highlights for the year ended October 31, 1997, have been incorporated by reference into this Proxy Statement in reliance on the report of KPMG Peat Marwick LLP, independent auditors for the Company for each of the three years ended October 31, 1995, 1996 and 1997; and upon the authority of said firm as experts in accounting and auditing.


                                  LEGAL MATTERS

      Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982.

      THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING THOSE DIRECTORS WHO ARE NOT CONSIDERED "INTERESTED PERSONS" OF THE COMPANY AS DEFINED IN THE 1940 ACT, UNANIMOUSLY RECOMMEND APPROVAL OF THE PLAN. ANY SIGNED AND UNMARKED
PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

                           --------------------------

April 8, 1998

                          APPENDIX A TO PROXY STATEMENT

                      AGREEMENT AND PLAN OF REORGANIZATION



            THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the 12th day of February, 1998, by and between THE DREYFUS/LAUREL FUNDS, INC. (formerly The Laurel Funds, Inc.), a Maryland corporation, with a principal place of business at 200 Park Avenue, New York, New York 10166 (the "Company"), on behalf of DREYFUS INTERNATIONAL EQUITY ALLOCATION FUND, a series of the Company (the "Acquired Fund"), and DREYFUS INDEX FUNDS, INC. (formerly Peoples Index Fund, Inc.), a Maryland corporation, with a principal place of business at 200 Park Avenue, New York, New York 10166 (the "Index Funds"), on behalf of DREYFUS INTERNATIONAL STOCK INDEX FUND, a series of the Index Funds (the "Acquiring Fund"). (The Acquired Fund and the Acquiring Fund are sometimes herein referred to individually as a "Fund" and collectively as the "Funds.") All agreements, representations, actions and obligations described herein that are made or to be taken or undertaken by the Acquired Fund are made and shall be taken or undertaken by the Company on behalf of the Acquired Fund. All agreements, representations, actions and obligations described herein that are made or to be taken or undertaken by the Acquiring Fund are made and shall be taken or undertaken by the Index Funds on behalf of the Acquiring Fund.

            WHEREAS, the Company and the Index Funds wish to effect a reorganization, which will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of common stock, par value $.001 per share, of the Acquiring Fund (the "Acquiring Fund Shares") and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in termination of the Acquired Fund as provided herein (collectively, the "Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement;

            WHEREAS, the Company and the Index Funds intend this Agreement to be a plan of a reorganization within the meaning of section 368(a)(1)(D) of the United States Internal Revenue Code of 1986, as amended (the "Code");

            WHEREAS, the Company and the Index Funds are registered, open-end management investment companies and the Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;

            WHEREAS, the Index Funds is authorized to issue shares of common stock of the Acquiring Fund and the Company is authorized to issue two classes of shares of common stock of the Acquired Fund, designated (and referred to herein) as "Investor Shares" and "Restricted Shares" (referred to herein together as "Acquired Fund Shares");

            WHEREAS, the Board of Directors of the Company has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of the Reorganization; and

            WHEREAS, the Board of Directors of the Index Funds has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of the Reorganization:

            NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

      1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF ACQUIRED FUND LIABILITIES AND LIQUIDATION OF THE ACQUIRED FUND.

            1.1. Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein:

                     (a) The Acquired Fund agrees to assign, transfer and convey to the Acquiring Fund at the Closing (as provided for in paragraph 3.1) all of the Assets of the Acquired Fund (as defined in paragraph 1.2).

                     (b) The Acquiring Fund agrees in exchange therefor at the Closing (i) to issue and deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares determined by dividing the aggregate net asset value of the Acquired Fund (computed as set forth in paragraph 2.1) by the net asset value (computed as set forth in paragraph 2.2) of one share of the Acquiring Fund and (ii) to assume the Liabilities of the Acquired Fund (as defined in paragraph 1.3). In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Acquired Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Acquired Fund.

            1.2. (a) The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all property, including without limitation, all cash, cash equivalents, securities, commodities and futures interests, dividend and interest receivables, claims and rights of action that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as assets on the books of the Acquired Fund, on the Closing Date (as defined in paragraph 3.1), but shall not include corporate books, records or minutes of the Acquired Fund. The Assets shall be invested at all times through the Closing in a manner that ensures compliance with paragraph 4.1(k).

            (b) The Acquired Fund has provided the Acquiring Fund with a list of all of its property, including all of the Assets, as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these assets. The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a list of any assets on such list that do not conform to the Acquiring Fund's investment objective, policies and restrictions or that the Acquiring Fund otherwise does not desire to hold. The Acquired Fund will dispose of such assets prior to the Closing Date to the extent practicable and to the extent the Acquired Fund would not be affected adversely by such a disposition. In addition, if it is determined that the portfolios of the Funds, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested to do so by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

            1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. At the Closing, the Acquiring Fund shall assume all liabilities, debts, obligations, expenses, costs, charges and reserves of the Acquired Fund as of the Valuation Time (as defined in paragraph 2.1) (collectively, the "Liabilities"). Without limiting the generality of the foregoing, the Liabilities shall include the obligation to indemnify the Directors and officers of the Company with respect to the Acquired Fund to the extent provided in the Company's Articles of Incorporation dated August 6, 1987, as amended ("Articles of Incorporation"), and By-Laws.

            1.4. The Acquired Fund shall deliver the Assets at the Closing to Boston Safe Deposit and Trust Company, One Boston Place, Boston, Massachusetts 02109, the Acquiring Fund's custodian (the "Custodian"), for the account of the

Acquiring Fund, with all securities not in bearer form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

            1.5. The Acquired Fund will pay or transfer or cause to be paid or transferred to the Acquiring Fund any dividends, interest, distributions, rights or other assets received by the Acquired Fund on or after the Closing Date as distributions on or with respect to any of the Assets. Any such dividends, interest, distributions, rights, or other assets so paid or transferred, or received directly by the Acquired Fund, shall be allocated by the Acquired Fund to the account of the Acquiring Fund, and shall be deemed included in the Assets and shall not be separately valued.

            1.6. As soon after the Closing Date as is conveniently possible, the Company will distribute PRO RATA to the Acquired Fund's shareholders of record determined as of the Valuation Time (as defined in paragraph 2.1) (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1. Such distribution will be accomplished by transferring the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on such books in the names of the Acquired Fund Shareholders and representing the respective PRO RATA number of full and fractional Acquiring Fund Shares to which each such Acquired Fund Shareholder is entitled. For these purposes, an Acquired Fund Shareholder shall be entitled to receive, with respect to each Acquired Fund Share held (whether an Investor Share or a Restricted Share), that number of full and fractional Acquiring Fund Shares equal to that Acquired Fund Share as of the Valuation Time (determined in accordance with paragraph 2.1) divided by the net asset value of one Acquiring Fund Share as of the Valuation Time (determined in accordance with paragraph 2.2). All issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund simultaneously with the distribution of Acquiring Fund Shares to former holders of Investor Shares and Restricted Shares. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

            1.7. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

            1.8. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund is terminated.

      2.    VALUATION.

            2.1. The value of the Assets and the amount of the Liabilities, and the net asset value of an Investor Share and a Restricted Share, shall each be computed as of the close of trading on the floor of the New York Stock Exchange ("NYSE") (except that options and futures contracts will be valued 15 minutes after such close of trading) on the Closing Date (such time and date being hereinafter called the "Valuation Time"), using the valuation procedures set forth in the Articles of Incorporation and the Acquired Fund's then-current prospectus or statement of additional information.

            2.2. The net asset value of an Acquiring Fund Share shall be computed as of the Valuation Time, using the valuation procedures set forth in the Index Fund's Articles of Incorporation dated October 6, 1989, as amended

("Charter"), and the Acquiring Fund's then-current prospectus or statement of additional information.

            2.3. All computations and calculations of value shall be made by The Dreyfus Corporation, the investment manager of the Acquiring Fund and the Acquired Fund (the "Manager"), in accordance with its regular practices as fund accountant for the Acquired Fund and the Acquiring Fund.

      3.    CLOSING AND CLOSING DATE.

            3.1. The Reorganization, together with all related acts necessary to consummate the Reorganization (the "Closing"), shall take place on the first day on which the NYSE is open for business that occurs not less than seven calendar days after the approval of this Agreement by the shareholders of the Acquired Fund, or such other date as the parties may mutually agree ("Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date, unless otherwise provided. The Closing shall be held at 4:30 p.m., New York time, at the offices of the Manager, 200 Park Avenue, New York, New York, or at such other time on the Closing Date and/or place as the parties may mutually agree.

            3.2. The Company, on behalf of the Acquired Fund, shall deliver to the Index Funds, on behalf of the Acquiring Fund, at the Closing a statement of Assets and Liabilities, including a schedule of the Assets setting forth for all portfolio securities thereon their adjusted tax basis and holding period by lot, as of the Closing, certified by the Company's Treasurer or Assistant Treasurer. The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Assets have been presented for examination to the Acquiring Fund prior to the Closing Date and have been delivered in proper form to the Acquiring Fund.

            3.3. If at the Valuation Time (a) the NYSE or another primary trading market or markets for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading in such market or markets shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

            3.4. The Acquired Fund shall cause Dreyfus Transfer, Inc., as its transfer agent, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired
Fund Shares of each class owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall cause Dreyfus Transfer, Inc., as its transfer agent to deliver to the Secretary of the Company a confirmation, or other evidence satisfactory to the Company, that the Acquiring Fund Shares to be credited on the Closing Date have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

      4.    REPRESENTATIONS AND WARRANTIES.

            4.1. The Company, on behalf of the Acquired Fund, represents and warrants to the Index Funds, on behalf of the Acquiring Fund, as follows:

                     (a)  The  Company  is  a  corporation   duly   organized,
validly existing and in good standing under the laws of the State of Maryland and has power to carry on its business as it is now being conducted and to carry out this Agreement.

                     (b) The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, of which the Acquired Fund is a separate diversified portfolio, and such registration has not been revoked or rescinded and is in full force and effect.

                     (c)  The  Acquired  Fund  is  a  duly   established   and
designated series of the Company.

                     (d) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                     (e)  The  Acquired  Fund  is  not,  and  the   execution,
delivery and performance of this Agreement will not result, in any material violation of the Articles of Incorporation or the Company's By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the Company is a party or by which it is bound.

                     (f)  The  Acquired  Fund  has no  material  contracts  or
other  commitments   outstanding  (other  than  this  Agreement)  that  will  be terminated with liability to it on or prior to the Closing Date.

                     (g) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Company with respect to the Acquired Fund or any of the properties or assets thereof that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Company knows of no facts that might form the basis for the institution of such litigation, proceeding or investigation, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein.

                     (h) The Statements of Assets and Liabilities of the Acquired Fund for the period ended October 31, 1994 and for the fiscal years ended October 31, 1995, 1996 and 1997 have been audited by KPMG Peat Marwick LLP, independent auditors; such statements (copies of which have been furnished to the Index Funds) are in accordance with generally accepted accounting principles, consistently applied, and such statements fairly reflect the financial condition of the Acquired Fund as of such dates; and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein.

                     (i) Since October 31, 1997, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of Assets and Liabilities referred to in Section 3.2; provided that, for the purposes of this subparagraph (i), a decline in net asset value per share of either class of the Acquired Fund shall not constitute a material adverse change.

                     (j) At the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown as due on such returns and reports shall have been paid, or provision shall have been made for the payment thereof; and to the best of the Company's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.
                     (k) The Acquired Fund is a "fund" as defined in section 851(g)(2) of the Code; for each taxable year of its operation ended prior to the Closing Date, the Acquired Fund met all the requirements of Subchapter M of the Code ("Subchapter M") for qualification and treatment as a "regulated investment company"; it will continue to meet all such requirements for its taxable year that includes the Closing Date; and it has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M did not apply to it.

                     (l) The Liabilities were incurred by the Acquired Fund in the ordinary course of its business.

                     (m) The Acquired Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code.

                     (n) Not more than 25% of the value of the Acquired Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers.

                     (o) The Acquired Fund will be terminated as soon as reasonably practicable after the Reorganization, but in all events within six months after the Closing Date.

                     (p) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding Acquired Fund Shares, at the time of Closing, will be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares, except as contemplated herein.

                     (q) On the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Assets.

                     (r) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board of Directors; and, subject to the approval of the Acquired Fund Shareholders and assuming due authorization, execution and delivery hereof by the Index Funds on behalf of the Acquiring Fund, this Agreement will constitute the valid and legally binding obligation of the Company, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                     (s) With respect to facts relating to the Acquired Fund, the prospectus/proxy statement and statement of additional information (the "Proxy Statement") included in the Registration Statement (as defined in paragraph 5.5) and the information incorporated by reference into the Registration Statement (in each case other than information that has been furnished by the Index Funds) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

            4.2. The Index Funds, on behalf of the Acquiring Fund, represents and warrants to the Company, on behalf of the Acquired Fund, as follows:

                     (a) The Index Funds is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has power to carry on its business as it is now being conducted and to carry out this Agreement.

                     (b) The Index Funds is registered under the 1940 Act as an open-end management investment company, of which the Acquiring Fund is a separate, non-diversified portfolio, and such registration has not been revoked or rescinded and is in full force and effect.

                     (c)  The  Acquiring  Fund  is  a  duly   established  and
designated series of the Index Funds.

                     (d) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the SEC thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                     (e) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in any material violation of the Charter or the Index Funds' By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Index Funds is a party or by which it is bound.

                     (f) Except as otherwise disclosed in writing to and accepted by the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Index Funds with respect to the Acquiring Fund or any of the properties or assets thereof that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Index Funds knows of no facts that might form the basis for the institution of such litigation, proceeding or investigation, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein.

                     (g) The Statement of Assets and Liabilities of the Acquiring Fund for the fiscal period ended October 31, 1997 has been audited by Coopers & Lybrand L.L.P., independent auditors; such statement (a copy of which has been furnished to the Company) is in accordance with generally accepted accounting principles, consistently applied, and such statement fairly reflects the financial condition of the Acquiring Fund as of such date; and there are no known contingent liabilities of the Acquiring Fund as of such date not reflected therein.

                     (h) Since October 31, 1997, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred; provided that, for the purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Fund shall not constitute a material adverse change.

                     (i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof; and to the best of the Index Funds' knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

                     (j)  The  Acquiring  Fund  is  a  "fund"  as  defined  in
section 851(g)(2) of the Code; for its taxable year ended October 31, 1997 (its first taxable year), the Acquiring Fund met all the requirements of Subchapter M for qualification and treatment as a regulated investment company; it will continue to meet all such requirements for its taxable year that includes the Closing Date; and it has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M did not apply to it.

                     (k) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

                     (l) The Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Acquiring Fund have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Acquired Fund Shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business.

                     (m)   The   Acquiring    Fund    (i) will,    after   the
Reorganization, continue the historic business that the Acquired Fund conducted before the Reorganization, (ii) has no plan or intention to sell or otherwise dispose of more than ten percent (10%) of the Assets by value, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a regulated investment company, and (iii) expects to use a significant portion of the Acquired Fund's historic business assets in that business.

                     (n) There is no plan or intention for the Acquiring Fund to be dissolved or merged into another corporation or business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization.

                     (o) Immediately after the Reorganization, (i) not more than 25% of the value of the Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (ii) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

                     (p)  The  Acquiring  Fund  does  not  own,   directly  or
indirectly, nor on the Closing Date will it own, directly or indirectly, nor has it owned, directly or indirectly, at any time during the past five years, any shares of the Acquired Fund.

                     (q) All issued and outstanding Acquiring Fund Shares are, and (including the Acquiring Fund Shares issued in the Reorganization) at the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares, except as contemplated herein.

                     (r) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Index Funds' Board of Directors; and, subject to the approval of the Acquired Fund Shareholders and assuming due authorization, execution and delivery hereof by the Company on behalf of the Acquired Fund, this Agreement will constitute the valid and legally binding obligation of the Index Funds, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

                     (s) The Registration Statement (as defined in paragraph 5.5) and the information incorporated by reference therein (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

            4.3. Each of the Company, on behalf of the Acquired Fund, and the Index Funds, on behalf of the Acquiring Fund, represents and warrants to the other as follows:

                     (a) The fair market value of the Acquiring Fund Shares, when received by the Acquired Fund Shareholders, will be approximately equal to the fair market value of their Acquired Fund Shares constructively surrendered in exchange therefor.

                     (b)  Its  management   (i) is  unaware  of  any  plan  or
intention of Acquired Fund Shareholders to redeem or otherwise dispose of any portion of the Acquiring Fund Shares to be received by them in the Reorganization and (ii) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of the Acquired Fund as a series of an open-end investment company. Consequently, its management expects that the percentage of Acquired Fund Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS. Nor does its management anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization.

                     (c) The Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

                     (d) The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.

                     (e) There is no intercompany indebtedness between the Acquired Fund and the Acquiring Fund that was issued or acquired, or will be settled, at a discount.

                     (f) Pursuant to the Reorganization, the Acquired Fund will transfer to the Acquiring Fund, and the Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Reorganization. For the purposes of this representation, any amounts used by the Acquired Fund to pay its Reorganization expenses and redemptions and distributions made by it immediately before the Reorganization (except for (i) distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code and (ii) redemptions not made as part of the Reorganization) will be included as assets thereof held immediately before the Reorganization.

                     (g) None of the compensation received by any Acquired Fund Shareholder who is an employee of the Acquired Fund will be separate consideration for, or allocable to, any of the Acquired Fund Shares held by such Acquired Fund Shareholder-employee; none of the Acquiring Fund Shares received by any such Acquired Fund Shareholder-employee will be separate consideration for, or allocable to, any employment agreement; and the consideration paid to any such Acquired Fund Shareholder-employee will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

                     (h) Immediately after the Reorganization, the Acquired Fund Shareholders will be in "control" of the Acquiring Fund within the meaning of section 304(c) of the Code.

      5.    COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

            5.1. The Acquired Fund and the Acquiring Fund each will operate its respective business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

            5.2. The Company will call a meeting of the Acquired Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

            5.3. Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated herein.

            5.4. As promptly as practicable, but in any case within sixty days after the Closing Date, the Company shall furnish the Index Funds, in such form as is reasonably satisfactory to the Index Funds, a statement, certified by the Company's President or a Vice President, of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.

            5.5. The Company, on behalf of the Acquired Fund, and the Index Funds, on behalf of the Acquiring Fund, shall cooperate in the provision of all information reasonably necessary for the preparation and filing of the registration statement of the Index Funds relating to the Acquiring Fund Shares on Form N-14, in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and, if applicable, state Blue Sky laws (the

"Registration Statement"), including the Proxy Statement in connection with the meeting of the Acquired Fund's shareholders to consider approval of this Agreement and the transactions contemplated herein.

            5.6. The Acquiring Fund and the Acquired Fund shall cooperate in the preparation and filing as promptly as practicable with the SEC of an application, in form and substance reasonably satisfactory to their respective counsel, for exemptive relief from the provisions of Section 17 of the 1940 Act, and from any other provision of the 1940 Act deemed necessary or advisable by such counsel, to permit consummation of the Reorganization as contemplated herein (the "Exemptive Application"). The Acquiring Fund and the Acquired Fund shall use all reasonable efforts to obtain the relief requested by the Exemptive Application.

            5.7. The Acquiring Fund shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

      6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

            The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

            6.1. All representations and warranties of the Company, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated herein, as of the Closing Date with the same force and effect as if made on the Closing Date and as of the Closing.

            6.2. The Company, on behalf of the Acquired Fund, shall have delivered to the Index Funds at the Closing a certificate executed in its name by its President or a Vice President, in form and substance reasonably satisfactory to the Index Funds, to the effect that the Company's representations and warranties, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Index Funds shall reasonably request.

      7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND. The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

            7.1. All representations and warranties of the Index Funds, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated herein, as of the Closing Date with the same force and effect as if made on the Closing Date and as of the Closing.

            7.2. The Index Funds, on behalf of the Acquiring Fund, shall have delivered to the Company at the Closing a certificate executed in its name by its President or a Vice President, in form and substance reasonably satisfactory to the Company, to the effect that the Index Funds' representations and warranties, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Company shall reasonably request.

      8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

            If any of the conditions set forth below does not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement, at its option, shall not be required to consummate the transactions contemplated herein.

            8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding Acquired Fund Shares in accordance with the provisions of the Articles of Incorporation and the 1940 Act.

            8.2. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

            8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky and securities authorities) deemed necessary by the Acquired Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquired Fund or the Acquiring Fund.

            8.4. The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued, and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

            8.5. The relief requested by the Exemptive Application shall have been granted in form and substance reasonably satisfactory to the respective counsel for the Acquiring Fund and the Acquired Fund.

            8.6. The Acquired Fund shall have declared a dividend and/or other distributions that, together with all previous dividends and other distributions, shall have the effect of distributing to the Acquired Fund's shareholders all of the Acquired Fund's investment company taxable income for all taxable years ended prior to the Closing Date and for its current taxable year through the Closing Date (computed without regard to any deduction for dividends paid) and all net capital gain realized in all such taxable years (after reduction for any capital loss carryforward).

            8.7. The Company and the Index Funds shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to the Company, in a form reasonably satisfactory to the Manager, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraphs 6.2 and 7.2. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

                     (a) The Acquired Fund's transfer of the Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, followed by the Acquired Fund's distribution of those shares to the Acquired Fund Shareholders constructively in exchange for their Acquired Fund Shares, will constitute a "reorganization" within the meaning of section 368(a)(1)(D) of the Code, and each of the Acquiring Fund and the Acquired Fund will be a "party to a reorganization" within the meaning of section 368(b) of the Code;

                     (b) No gain or loss will be recognized to the Acquired Fund on the transfer of the Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities or on the subsequent distribution of those Acquiring Fund Shares to the Acquired Fund Shareholders in constructive exchange for their Acquired Fund Shares;

                     (c) No gain or loss will be recognized to the Acquiring Fund on its receipt of the Assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities;

                     (d) The  Acquiring  Fund's  basis for the Assets  will be
the  same  as  the  Acquired  Fund's  basis  therefor   immediately  before  the
Reorganization, and the Acquiring Fund's holding period for the Assets will include the period during which the Assets were held by the Acquired Fund;

                     (e) No gain or loss will be recognized to an Acquired Fund Shareholder on distribution thereto of Acquired Fund Shares constructively in exchange for all of such shareholder's Acquired Fund Shares; and

                     (f)  An  Acquired  Fund   Shareholder's   basis  for  the
Acquiring Fund Shares to be received by such shareholder in the Reorganization will be the same as the basis for such shareholder's Acquired Fund Shares to be constructively surrendered in exchange for those Acquiring Fund Shares; and such shareholder's holding period for those Acquiring Fund Shares will include such shareholder's holding period for those Acquired Fund Shares, provided they are held as capital assets by such shareholder on the Closing Date.

Notwithstanding anything in this paragraph 8.7, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquired Fund, the Acquiring Fund or any Acquired Fund Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

      9.    TERMINATION OF AGREEMENT.

            9.1. This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Directors of the Company or the Board of Directors of the Index Funds at any time prior to the Closing (notwithstanding any vote of the Acquired Fund's shareholders) if:

                     (a) circumstances should develop that, in the opinion of either party's Board, make proceeding with this Agreement inadvisable;

                     (b)  a  material   breach  by  the  other  party  of  any
representation, warranty or agreement contained herein has occurred; or

                     (c) a condition to the obligation of the terminating party cannot reasonably be met.

            9.2. If this Agreement is terminated and the Reorganization is abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Directors, officers or shareholders of the Company or of the Acquired Fund, or of the Index Funds or the Acquiring Fund, as the case may be, in respect of this Agreement, except that the parties shall bear the aggregate expenses of the transaction contemplated hereby in proportion to their respective net assets as of the date this Agreement is terminated or the exchange contemplated hereby is abandoned.

      10.   WAIVER.

            At any time prior to the Closing Date, any of the foregoing conditions set forth in Sections 6, 7 and 8 may be waived by the Board of Directors of the Company, on behalf of the Acquired Fund, or the Board of Directors of the Index Funds, on behalf of the Acquiring Fund, as the case may be, if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquired Fund or of the Acquiring Fund, as the case may be.

      11.   EXPENSES OF THE REORGANIZATION.

            The Acquiring Fund and the Acquired Fund shall bear the aggregate expenses incurred in connection with the Reorganization PRO RATA in proportion to their respective net assets, as of the Closing Date if the Reorganization is consummated or, if the Reorganization is not consummated, as of the date this Agreement is terminated or the Reorganization is abandoned; and, if the Reorganization is consummated, such expenses will be charged against the assets of the relevant Fund at or before the Valuation Time.

      12.   MISCELLANEOUS.

            12.1. None of the representations and warranties included or provided for herein shall survive consummation of the Reorganization.

            12.2. This Agreement constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

            12.3. Copies of the Articles of Incorporation and of the Charter are on file with the Secretary of State of the State of Maryland. This Agreement is executed by the undersigned officers on behalf of the Company (on behalf of the Acquired Fund) and on behalf of the Index Funds (on behalf of the Acquiring
Fund), respectively, and not on behalf of such officers or Directors of either the Company or the Index Funds as individuals. The respective obligations of the Company and the Index Funds under this Agreement are not binding upon any of their respective Directors, officers, shareholders or partners individually. The obligations of the Index Funds hereunder are binding only upon the assets and property of the Acquiring Fund, and the obligations of the Company hereunder are binding only upon the assets and property of the Acquired Fund.

            12.4. This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Company and the Index Funds shall be governed and construed in accordance with the internal laws of the State of Maryland, respectively, in each case without giving effect to principles of conflict of laws; and provided further that, in the case of any conflict between any such laws and the federal securities laws, the latter shall govern.

            12.5. This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

            12.6. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

            IN WITNESS WHEREOF, the Company, on behalf of the Acquired Fund, and the Index Funds, on behalf of the Acquiring Fund, have caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.


                                    THE DREYFUS/LAUREL FUNDS, INC.,
                                    on behalf of
                                    DREYFUS INTERNATIONAL EQUITY
                                    ALLOCATION FUND



Attest: /s/ Douglas C. Conroy       By: /s/ Marie E. Connolly
        ------------------------        -------------------------
        Assistant Secretary             President


                                    DREYFUS INDEX FUNDS, INC.,
                                    on behalf of
                                    DREYFUS INTERNATIONAL STOCK
                                       INDEX FUND



ATTEST: /s/ Douglas C. Conroy       By: /s/ Marie E. Connolly
        ------------------------        ----------------------------
        Assistant Secretary             President

                       STATEMENT OF ADDITIONAL INFORMATION

                                       OF

                     DREYFUS INTERNATIONAL STOCK INDEX FUND
                      A SERIES OF DREYFUS INDEX FUNDS, INC.

                                 200 PARK AVENUE
                            NEW YORK, NEW YORK 10166
                                1-800-645-6561

                               DATED APRIL 8, 1998


      This Statement of Additional Information, which is not a Prospectus, relates to the acquisition of the Investor and Restricted Shares of Dreyfus International Equity Allocation Fund (the "Acquired Fund"), a portfolio of The Dreyfus/Laurel Funds, Inc. (formerly known as The Laurel Funds, Inc.), by Dreyfus International Stock Index Fund (the "Acquiring Fund"), a portfolio of Dreyfus Index Funds, Inc. and supplements and should be read in conjunction with the Prospectus/Proxy Statement dated April 8, 1998 (the "Proxy Statement"). To obtain a copy of the Proxy Statement, please write to the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11566-0144, or call toll-free 1-800-645-6561.

      This Statement of Additional Information incorporates by reference the following documents, a copy of each of which accompanies this Statement of Additional Information:

      A. The Statement of Additional Information of the Acquiring Fund dated January 15, 1998, previously filed on EDGAR, Accession number 0000857114-97-000009.

      B. The Acquiring Fund's audited financial statements for the fiscal period ended October 31, 1997, previously filed on EDGAR, Accession number 0000857114-98-000001.

      C. The Statement of Additional Information of the Acquired Fund dated March 1, 1998, previously filed on EDGAR, Accession number 0000819940-98-000032.

      D. The Acquired Fund's audited financial statements for the fiscal year ended October 31, 1997, previously filed on EDGAR, Accession number 0000819940-98-000004.


      The following are pro forma financial statements of the Acquiring Fund and the Acquired Fund giving effect to the proposed Reorganization described in the Proxy as of October 31, 1997:

Pro Forma Statement of Investments
Dreyfus International Stock Index Fund
October 31, 1997 (Unaudited)


                                                        Shares/Principal Amount                            Value
                                                       ----------------------------     ------------------------------------------
                                                      Dreyfus     Dreyfus               Dreyfus            Dreyfus
                                                      Inter-      Inter-                Interna-           Interna-
                                                     national    national               national          national
                                                      Stock      Equity                  Stock             Equity
                                                       Index     Allocation              Index           Allocation        Total
                                                       Fund       Fund       Total       Fund               Fund
         Common Stocks--78.8%
----------------------------------------------------------------------------------------------------------------------------------
                                                        ---------  -------  --------  ----------        -----------   ------------
        Australia--1.1%  Amcor ...................       1,500      3,000    4,500    $     7,081       $  14,111       $   21,192
                         Boral ..................        2,852               2,852          7,506                            7,506
                         Broken Hill
                            Proprietary................  2,000      2,529     4,529        19,846          25,004           44,850
                         CSR......................       2,400                2,400         8,345                            8,345
                         Coca-Cola Amatil..............  1,309      1,027     2,336         9,857           7,705           17,562
                         Coles Myer....................  2,600                2,600        12,515                           12,515
                         Foster's Brewing
                            Group......................  4,700                4,700         8,931                            8,931
                         General Property
                            Trust (Units)..............  2,800                2,800         5,025                            5,025
                         ICI Australia.................    700      1,000     1,700         5,271           7,503           12,774
                         Lend Lease....................    608                  608        12,460                           12,460
                         M.I.M. Holdings...............  3,900                3,900         3,431                            3,431
                         News  ...................       4,813                4,813        23,066                           23,066
                         North ...................       1,734                1,734         4,549                            4,549
                         Pacific Dunlop................  2,500      5,912     8,412         5,343          12,590           17,933
                         Pioneer
                            International..............  2,100                2,100         5,557                            5,557
                         Rio Tinto.....................    800                  800         9,740                            9,740
                         Santos........................  1,400                1,400         6,443                            6,443
                         Southcorp.....................  1,400                1,400         4,700                            4,700
                         WMC ..........................  2,700                2,700         9,596                            9,596
                         Westfield Trust...............  2,900                2,900         5,531                            5,531
                         Westpac Banking...............  4,200      3,200     7,400        24,474          18,579           43,053
                                                                                        -----------     ----------       ---------
                                                                                          199,267          85,492          284,759
                                                                                        -----------     ----------       ---------
           Austria--.2%  Bau Holding...................    150                  150         9,320                            9,320
                         Lenzing....................(a)    180                  180        10,086                           10,086
                         Oesterreichische
                            Elektrizitaetaets-
                            wirtschafts, Cl. A.........               300       300                        23,836           23,836
                         Universale-Bau................    290                  290        10,060                           10,060
                                                                                         ----------      ---------        --------
                                                                                           29,466          23,836           53,302
                                                                                         ----------      ---------        --------
          Belgium--1.4%  Barco .....................       140                  140        26,958                           26,958
                         Cimenteries CBR
                            Cementbedrijven............     50                   50         4,357                            4,357
                         Electrabel....................                50        50                        11,203           11,203
                         Fortis......................       50        102       152         9,473          19,326           28,799
                         Glaverbel.....................    250                  250        36,192                           36,192
                         PetroFina.....................               478       478                       175,696          175,696
                         Royale Belge..................     70                   70        18,497                           18,497


   Belgium (continued)   Solvay........................              500        500        30,080          30,080
                         Union Miniere..............(a)    100                  100         7,309                            7,309
                                                                                        -----------     ----------       ---------
                                                                                          102,786         236,305          339,091
                                                                                        -----------     ----------       ---------
           Denmark--.9%  Bang & Olufsen
                            Holding, Cl. B.............    100                  100         6,096                            6,096
                         Carlsberg, Cl. A..............    100                  100         5,182                            5,182
                         Carlsberg, Cl. B..............    100                  100         5,258                            5,258
                         Danisco.......................    100      2,280     2,380         5,655         128,859          134,514
                         Den Danske Bank...............    100                  100        11,278                           11,278
                         J. Lauritzen
                            Holding.................(a)    100                  100         9,145                            9,145
                         Novo Nordisk, Cl. B...........    200                  200        21,642                           21,642
                         Tele Danmark, Cl. B...........    400                  400        23,471                           23,471
                         Unidanmark, Cl. A.............    200                  200        13,504                           13,504
                                                                                        -----------     ----------       ---------
                                                                                          101,231         128,859          230,090
                                                                                        -----------     ----------       ---------
           Finland--.6%  Kone B........................               400       400        47,880          47,880
                         Merita, Cl. A.................  2,000                2,000         9,764                            9,764
                         Nokia, Cl. A..................    500                  500        43,612                           43,612
                         Nokia, Cl. K..................    250        200       450        21,951          17,569           39,520
                         UPM-Kymmene...................    750                  750        16,528                           16,528
                                                                                        -----------     ----------       ---------
                                                                                           91,855          65,449          157,304
                                                                                        -----------     ----------       ---------
           France--5.6%  Accor.......................                104        104                        19,341           19,341
                         Alcatel Alsthom...............    200                  200        24,091                           24,091
                         Axa-UAP.......................    500      1,082     1,582        34,180          74,006          108,186
                         Banque Nationale
                            de Paris...................               936       936                        41,329           41,329
                         CPR   ........................               200       200        15,497          15,497
                         Carrefour.....................               133       133                        69,320           69,320
                         Chargeurs.....................                10        10                           668              668
                         Compagnie de
                            Saint Gobain...............    200        384       584        28,660          55,056           83,716
                         Compagnie Financiere
                            de Paribas.................               655       655                        47,511           47,511
                         Compagnie Generale
                            des Etablissements
                            Michelin, Cl. B............    250                  250        12,802                           12,802
                         Elf Aquitaine.................    400      1,003     1,403        49,428         124,005          173,433
                         Eridania
                            Beghin-Say.................               189       189                        27,163           27,163
                         Groupe Danone.................    150                  150        22,897                           22,897
                         L'Air Liquide.................    150        432       582        23,234          66,949           90,183
                         Lafarge.......................               673       673                        41,999           41,999
                         L'OREAL.......................    100        209       309        35,375          73,972          109,347
                         Moet Hennessy
                            Louis Vuitton..............    100                  100        16,960                           16,960
                         Moulinex...................(a)               635       635                        14,294           14,294
                         PSA Peugeot Citroen...........               200       200                        22,614           22,614
                         Pathe ........................                10        10                         1,792            1,792


  France (continued)     Pinault-Printemps
                            -Redoute...................     50                   50        22,827                           22,827
                         Promodes......................     50         95       145        16,251          30,893           47,144
                         Rhone-Poulenc,
                            Cl. A......................    700      1,336     2,036        30,468          58,182           88,650
                         SEFIMEG.......................               100       100                         6,061            6,061
                         SEITA ........................               280       280                         8,921            8,921
                         Sagem ........................               50         50                        23,359           23,359
                         Salomon.......................               222       222                        19,759           19,759
                         Sanofi.....................       250        429       679        23,710          40,708           64,418
                         Schneider.....................    300                  300        15,991                           15,991
                         Sidel ........................               212       212                        11,894           11,894
                         Suez Lyonnaise
                            des Eaux...................               428       428                        44,393           44,393
                         Thomson CSF...................               869       869                        23,188           23,188
                         Total, Cl. B..................    400         12       412        44,305           1,330           45,635
                         Unibail.......................                85        85                         8,036            8,036
                         Union Immobiliere
                            de France..................               150       150                        10,831           10,831
                         Worms et
                            Compagnie..................               243       243                        20,828           20,828
                                                                                         ----------     ----------       ---------
                                                                                          401,179       1,003,899        1,405,078
                                                                                         ----------      ---------        --------
          Germany--4.2%  AGIV  (a).....................               630       630                        13,146           13,146
                         Allianz.......................    400        300       700        89,085          66,775          155,860
                         Axa Colonia
                            Konzern....................                70        70                         6,066            6,066
                         BASF  ...................       1,350        980     2,330        45,804          33,231           79,035
                         Bayer ...................       1,600      1,000     2,600        56,142          35,068           91,210
                         Bilfinger &
                            Berger Bau.................               220       220                         7,894            7,894
                         Brau Und Brunnen...........(a)                50        50                         4,260            4,260
                         Continental...................               600       600                        14,294           14,294
                         Daimler-Benz..................  1,150        750     1,900        77,036          50,212          127,248
                         Deutsche Bank.................    800                  800        52,337                           52,337
                         Deutsche Telekom..............  4,000                4,000        74,933                           74,933
                         Dresdner Bank.................             1,260     1,260                        51,490           51,490
                         HERLITZ.......................    100                  100         7,087                            7,087
                         Linde ........................                40        40                        24,113           24,113
                         Mannesmann....................    100                  100        42,222                           42,222
                         Muenchener
                            Rueckvesicherungs-
                            Gesellschafts..............               100       100                        29,098           29,098
                         RWE
                            Aktiengesellschaft.........             1,180     1,180                        51,162           51,162
                         SAP...........................     50                   50        14,340                           14,340
                         Schering......................               210       210                        20,340           20,340
                         Siemens.......................  1,250        860     2,110        76,920          52,890          129,810
                         STRABAG....................(a)    100                  100         7,192                            7,192
                         VEBA  .....................       500                  500        27,868                           27,868


Germany (continued)      Volkswagen....................     50                   50        29,550                           29,550
                                                                                        -----------     ----------       ---------
                                                                                          600,516         460,039        1,060,555
                                                                                        -----------     ----------       ---------
        Hong Kong--3.2%  Cathay Pacific
                            Airways....................  8,000                8,000    $    8,433                        $   8,433
                         Cheung Kong
                            Holdings...................  4,000     21,000    25,000        27,808       $ 146,022          173,830
                         China Light & Power...........             8,740     8,740                        46,018           46,018
                         HSBC Holdings.................             3,042     3,042                        68,868           68,868
                         Hang Seng Bank................  3,000      3,400     6,400        26,095          29,579           55,674
                         Hong Kong &
                            China Gas..................            49,944    49,944                        94,331           94,331
                         Hong Kong
                            Telecommunications......... 28,000     23,218    51,218        53,599          44,454           98,053
                         Hutchison Whampoa.............  8,000                8,000        55,358                           55,358
                         Hysan Development.............  2,000                2,000         4,178                            4,178
                         New World
                            Development................  5,000                5,000        17,590                           17,590
                         Shangri-La Asia...............  5,000     42,000    47,000         3,719          31,242           34,961
                         Sino Land.....................  6,000                6,000         3,880                            3,880
                         South China Morning
                            Post (Holdings)............            82,000    82,000                        71,074           71,074
                         Sun Hung
                            Kai Properties.............  2,000      4,220     6,220        14,745          31,118           45,863
                         Swire Pacific,Cl.A............  4,000                4,000        21,367                           21,367
                         Wharf Holdings                  6,000      6,000                  12,261                           12,261
                         Wing Lung Bank................  1,000                1,000         4,268                            4,268
                                                                                        -----------     ----------       ---------
                                                                                          253,301         562,706          816,007
                                                                                        -----------     ----------       ---------
           Ireland--.1%  Crean (James)
                            (Units)....................  3,400                3,400         6,650                            6,650
                         Fyffes...................       5,000                5,000         7,673                            7,673
                         Jefferson Smurfit
                            Group...................(a)  2,000                2,000         5,928                            5,928
                         Waterford Wedgwood
                            (Units)....................  5,000                5,000         5,793                            5,793
                         Woodchester
                            Investments (Units)........  2,500                2,500         9,216                            9,216
                                                                                        -----------     ----------       ---------
                                                                                           35,260                           35,260
                                                                                        -----------     ----------       ---------
            Italy--3.8%  Assicurazioni
                            Generali...................  1,300      2,320     3,620        29,029       $  51,799       $   80,828
                         Banca Commerciale
                            Italiana...................  4,300     22,012    26,312        11,792          60,354           72,146
                         Credito Italiano..............  8,300                8,300        22,221                           22,221
                         ENI.....................       12,000     15,400    27,400        67,834          87,042          154,876
                         Fiat..........................  7,700     22,000    29,700        24,431          69,795           94,226
                         Istituto Mobiliare
                            Italiano...................  1,400                1,400        12,674                           12,674


 Italy (continued)       Istituto Nazionale delle
                            Assicurazioni..............  9,700                9,700        15,770                           15,770
                         Italgas.......................            22,501    22,501                        81,073           81,073
                         Mediaset......................  2,800                2,800        12,753                           12,753
                         Mediobanca....................  2,900     10,000    12,900        19,712          67,962           87,674
                         Montedison.................... 18,400               18,400        14,891                           14,891
                         Pirelli.......................  3,500                3,500         8,913                            8,913
                         Riunione Adriatica
                            di Sicurta.................    800                  800         6,891                            6,891
                         Telecom Italia................  7,775      5,930    13,705        48,640          37,093           85,733
                         Telecom Italia (RNC)..........  2,200                2,200         8,861                            8,861
                         Telecom Italia Mobile......... 10,000     30,680    40,680        36,922         113,261          150,183
                         Telecom Italia
                            Mobile (RNC)...............  3,800                3,800         7,767                            7,767
                                                                                        -----------     ----------       ---------
                                                                                          349,101         568,379          917,480
                                                                                        -----------     ----------       ---------
           Japan--26.3%  Ajinomoto.....................            20,800    20,800                       188,415          188,415
                         Asahi Breweries...............  1,000                1,000        14,788                           14,788
                         Asahi Chemical
                            Industry...................  3,000     49,900    52,900        13,658         227,251          240,909
                         Asahi Glass...................  3,000        800     3,800        20,188           5,385           25,573
                         Bank of
                            Tokyo-Mitsubishi...........  6,000      2,620     8,620        78,259          34,184          112,443
                         Bridgestone...................  2,000        400     2,400        43,200           8,643           51,843
                         Canon ...................       1,000      2,100     3,100        24,258          50,960           75,218
                         Chudenko......................               200       200                         4,870            4,870
                         Chugai
                            Pharmaceutical.............               400       400                         3,214            3,214
                         Dai-Ichi Kango Bank...........               210       210                       $ 1,780         $  1,780
                         Dai Nippon Printing...........  2,000        800     2,800   $    39,877          15,956           55,833
                         Daido Steel...................               200       200                           402              402
                         Daiichi
                            Pharmaceutical.............  1,000                1,000        14,206                           14,206
                         Daikyo........................             2,000     2,000                         3,822            3,822
                         Daishowa Paper
                            Manufacturing...........(a)               400       400                         2,343            2,343
                         Daiwa House
                            Industry...................             8,400     8,400                        80,977           80,977
                         Denki Kagaku
                            Kougyo.....................               600       600                         1,136            1,136
                         Denso ...................       2,000                2,000        43,200                           43,200
                         Ebara ...................       1,000                1,000        12,046                           12,046
                         Eisai.........................  1,000                1,000        15,702                           15,702
                         Fanuc ...................       1,000                1,000        40,376                           40,376
                         Fuji Bank.....................  5,000      4,900     9,900        43,200          42,350           85,550
                         Fuji Photo Film...............  1,000        200     1,200        36,222           7,247           43,469
                         Fujita........................             5,000     5,000                          3,947           3,947
                         Fujitsu.......................  3,000     15,800    18,800        32,899         173,323          206,222
                         Furukawa Electric.............             9,000     9,000                        46,372           46,372
                         Haseko(a).....................            12,000     12,000                       12,466           12,466


 Japan (continued)       Hitachi.......................  5,000     13,900    18,900        38,423         106,852          145,275
                         Honda Motor...................  1,000        400     1,400        33,646          13,463           47,109
                         House Food
                            Industrial.................               220       220                         3,785            3,785
                         Industrial Bank
                            of Japan...................  4,000      2,200     6,200        39,545          21,757           61,302
                         Ito-Yokado....................  1,000                1,000        49,680                           49,680
                         Itochu........................            1,500      1,500                         5,148            5,148
                         JUSCO ...................       1,000                1,000        22,348                           22,348
                         Japan Airlines.............(a)  6,000      3,600     9,600        21,733          13,044           34,777
                         Japan Energy..................               600       600                           897              897
                         Joyo Bank.....................               462       462                         2,119            2,119
                         Kajima........................    800        800                   3,583           3,583
                         Kamigumi......................               400       400                         1,812            1,812
                         Kandenko......................               105       105                           711              711
                         Kansai Electric
                            Power......................             9,999     9,999                    $  176,996    $     176,996
                         Kawasaki Steel................            16,600    16,600                        29,108           29,108
                         Kinki Nippon
                            Railway....................               995       995                         5,648            5,648
                         Kirin Brewery.................  2,000      7,000     9,000    $   16,782          58,755           75,537
                         Komatsu.......................  2,000        600     2,600        10,684           3,206           13,890
                         Konica........................ 18,000     18,000                  89,753          89,753
                         Kubota...................       3,000                3,000        11,664                           11,664
                         Kumagai-Gumi..................            27,000    27,000                        26,477           26,477
                         Kyocera.......................             1,200     1,200                        68,711           68,711
                         Kyushu Electric
                            Power......................                 1         1                            17               17
                         Maeda Road
                            Construction...............               200       200                         1,198            1,198
                         Marubeni......................            40,000    40,000                       124,990          124,990
                         Marudai Food...............(a)               200       200                           522              522
                         Maruha........................               400       400                           698              698
                         Marui ...................       1,000      3,000     4,000        16,865          50,611           67,476
                         Matsushita Electric
                            Industrial.................  3,000     10,400    13,400        50,345         174,587          224,932
                         Mitsubishi....................  4,000                4,000        34,228                           34,228
                         Mitsubishi Chemical...........  1,000        200     1,200         2,251             450            2,701
                         Mitsubishi Electric...........  5,000                5,000        16,657                           16,657
                         Mitsubishi Estate.............  3,000                3,000        37,883                           37,883
                         Mitsubishi Heavy
                            Industries.................  8,000     44,700    52,700        39,279         219,544          258,823
                         Mitsubishi
                            Paper Mills................  2,000                2,000         5,300                            5,300
                         Mitsubishi Trust
                            & Banking..................  1,000        200     1,200        12,295           2,460           14,755
                         Mitsui & Co...................  4,000        400     4,400        30,340           3,035           33,375
                         Mitsui Marine &
                            Fire Insurance.............               600       600                         3,530            3,530


       Japan (continued) Mitsui Trust
                            & Banking..................               600       600                         2,084            2,084
                         Murata
                            Manufacturing..............  1,000                1,000        40,542                           40,542
                         Mycal ...................       1,000                1,000         9,554                            9,554
                         NEC......................       3,000        800     3,800        32,898        $  8,776           41,674
                         NKK......................       8,000                8,000        11,099                           11,099
                         Nikon ........................             5,600     5,600                        62,362           62,362
                         Nippon Express................  2,000      8,000    10,000        10,767          43,082           53,849
                         Nippon Fire &
                            Marine Insurance...........            28,000    28,000                       107,970          107,970
                         Nippon Light Metal............               400       400                           927              927
                         Nippon Oil....................               800       800                         3,278            3,278
                         Nippon Steel.................. 16,000      5,100    21,100        32,965          10,511           43,476
                         Nippon Telegraph
                            & Telephone................      3                    3        25,422                           25,422
                         Nippon Yusen
                            Kaisha.....................            10,800    10,800                        39,402           39,402
                         Nissan Motor..................  6,000                6,000        31,951                           31,951
                         Nomura Securities.............  5,000      4,000     9,000        58,154          46,539          104,693
                         Oji Paper.....................            30,000    30,000                       152,082          152,082
                         Orient........................            21,000    21,000                        52,007           52,007
                         Orix..........................             1,000     1,000                        68,312           68,312
                         Osaka Gas.....................  6,000     45,000    51,000        13,259          99,476          112,735
                         Sakura Bank...................  8,000     28,600    36,600        32,633         116,701          149,334
                         Sankyo...................       1,000                1,000        32,982                           32,982
                         Sanwa Shutter.................               200       200                         1,257            1,257
                         Sanyo Electric................  2,000                2,000         6,646                            6,646
                         Sekisui House.................  3,000     12,000    15,000        25,671         102,718          128,389
                         Seven-Eleven
                            Japan NPV..................               119       119                         8,901            8,901
                         Sharp ...................       2,000      8,000    10,000        15,535          62,162           77,697
                         Shiseido......................  1,000                1,000        13,625                           13,625
                         Shizuoka Bank.................               400       400                         4,056            4,056
                         Snow Brand
                            Milk Products..............               500       500                         1,911            1,911
                         Sony..........................               940       940                        78,040           78,040
                         Sumitomo Bank.................  4,000     14,307    18,307        42,536         152,189          194,725
                         Sumitomo Chemical.............  4,000                4,000        14,256                           14,256
                         Sumitomo Electric
                            Industries.................  2,000        800     2,800   $    26,418        $ 10,571  $        36,989
                         Sumitomo Metal
                            Industries.................  7,000     40,000    47,000        14,015          80,113           94,128
                         Sumitomo Trust
                            & Banking..................               850       850                         6,478            6,478
                         Takara Standard...............            12,000    12,000                        74,994           74,994
                         Takeda Chemical
                            Industries.................  2,000      1,000     3,000        54,499          27,258           81,757


  (Japan continued)      Tohoku Electric
                            Power......................  1,000                1,000        16,283                           16,283
                         Tokai Bank....................  5,000      6,800    11,800        29,160          39,671           68,831
                         Tokio Marine &
                            Fire Insurance.............  4,000        800     4,800        39,877           7,978           47,855
                         Tokyo ...................       4,000                4,000        16,615                           16,615
                         Tokyo Broadcasting
                            System.....................             6,000     6,000                       102,717          102,717
                         Tokyo Electric Power..........  3,000      1,272     4,272        57,323          24,313           81,636
                         Tokyo Gas.....................  6,000     35,000    41,000        13,758          80,279           94,037
                         Tokyu ........................             5,820     5,820                        24,187           24,187
                         Toppan Printing...............  2,000     12,000    14,000        25,089         150,586          175,675
                         Toray Industries                3,000     21,000    24,000        16,698         116,928          133,626
                         Tostem...................       1,000                1,000        13,874                           13,874
                         Toyo Engineering..............             5,000     5,000                        12,590           12,590
                         Toyobo........................             1,200     1,200                         2,154            2,154
                         Toyoda Automatic
                            Loom Works.................  1,000                1,000        19,606                           19,606
                         Toyota Motor..................  4,000     18,014    22,014       111,323         501,514          612,837
                         Ube Industries................               600       600                         1,207            1,207
                         Yakult Honsha.................               200       200                         1,660            1,660
                         Yamato Transport..............               400       400                         5,086            5,086
                         Yamazaki Baking...............  1,000                1,000        13,791                           13,791
                         Yasuda Trust
                            & Banking..................            23,000    23,000                        61,356           61,356
                         Yokogawa Electric.............             2,900     2,900                        18,437           18,437
                                                                                        -----------     ----------       ---------
                                                                                        1,880,851       4,703,330        6,584,181
                                                                                        -----------     ----------       ---------
          Malaysia--.9%  AMMB Holdings.................  1,000                1,000    $    1,639                   $        1,639
                         Amsteel.......................            85,000    85,000                     $  27,452           27,452
                         Commerce Asset
                            Holding....................  2,000                2,000         1,564                            1,564
                         Edaran Otomobil
                            Nasional...................  1,000                1,000         3,157                            3,157
                         Golden Plus
                            Holdings...................  3,000                3,000         1,768                            1,768
                         Kemayan.......................  5,000      3,000     8,000         1,910           1,139            3,049
                         Magnum...................       5,000                5,000         3,924                            3,924
                         Malayan Banking...............  2,000      7,000     9,000         7,758          27,004           34,762
                         Malaysia International
                            Shipping...................  3,000                3,000         5,052                            5,052
                         Malaysian
                            Resources..................  2,667                2,667         1,588                            1,588
                         Nestle...................       1,000                1,000         5,082                            5,082
                         Perusahaan Otomobil
                            Nasional...................             9,000     9,000                        21,531           21,531
                         Pilecon Engineering...........  4,000                4,000         1,648                            1,648
                         RHB Capital...................  2,000                2,000         1,684                            1,684


 Malaysia (continued)    Rashid Hussain................  1,000                1,000         1,729                            1,729
                         Resorts World.................  3,000     23,000    26,000         5,368          40,924           46,292
                         Rothmans of
                            Pall Mall..................  1,000                1,000         8,044                            8,044
                         Sime Darby....................  6,000                6,000         8,660                            8,660
                         Technology Resources
                            Industries.................             1,000     1,000                           969              969
                         Telekom Malaysia..............  5,000      6,000    11,000        13,006          15,521           28,527
                         Tenaga Nasional...............  5,000      1,000     6,000        10,825           2,153           12,978
                         United Engineers..............  2,000                2,000         4,751                            4,751
                         YTL......................       4,000                4,000         4,450                            4,450
                         YTL, Cl. A....................  2,000                2,000         2,153                            2,153
                         YTL (Warrants)................    400                  400            --                               --
                                                                                          ---------       --------         -------
                                                                                           95,760         136,693          232,453
                                                                                          ---------       --------         -------
 Netherlands--2.1%       ABN-Amro Holding                1,000      1,000    20,105        20,105                           20,105
                         Akzo Nobel....................    200                  200        35,181                           35,181
                         Elsevier......................  1,600                1,600        25,092                           25,092
                         Heineken......................     50                   50         8,119                            8,119
                         Hollandsche
                            Beton Groep................    300                  300         6,001                            6,001
                         IHC Caland....................    200                  200        12,279                           12,279
                         ING Groep.....................  1,010                1,010        42,326                           42,326
                         KLM-Royal Dutch
                            AirLines...................    200                  200         6,767                            6,767
                         Koninklijke Ahold.............  1,212                1,212        30,973                           30,973
                         Philips Electronics...........    500                  500        39,078                           39,078
                         Royal PTT Nederland...........  1,500                1,500        57,229                           57,229
                         Royal Dutch
                            Petroleum..................  3,600                3,600       190,107                          190,107
                         Unilever......................    800                  800        42,452                           42,452
                                                                                        -----------     ----------       ---------
                                                                                          515,709                          515,709
                                                                                        -----------     ----------       ---------
       New Zealand--.4%  Brierley Investments..........  6,400                6,400         4,941                            4,941
                         Carter Holt Harvey............  4,200                4,200         7,322                            7,322
                         Fisher & Paykel
                            Industries.................            18,750    18,750                        59,498           59,498
                         Telecom Corporation
                            of New Zealand.............  4,400                4,400        21,315                           21,315
                                                                                        -----------     ----------       ---------
                                                                                           33,578          59,498           93,076
                                                                                        -----------     ----------       ---------
            Norway--.4%  Aker RGI ASA,
                            Series A...................             2,040     2,040                        37,492           37,492
                         Aker RGI ASA,
                            Series B...................               408       408                         6,685            6,685
                         Kvaerner......................    250                  250        12,903                           12,903
                         Norsk Hydro...................    500                  500        27,559                           27,559
                         Orkla, Cl. A..................    100                  100         9,205                            9,205
                                                                                        -----------     ----------       ---------
                                                                                           49,667          44,177           93,844
                                                                                        -----------     ----------       ---------
        Singapore--1.1%  City Developments.............  2,000                2,000         8,386                            8,386
                         DBS Land......................  2,000                2,000         3,405                            3,405


  (Singapore (continued) Development Bank of
                            Singapore                    2,000      2,000                                  18,696           18,696
                         Fraser & Neave................  1,000                1,000         5,019                            5,019
                         Keppel...................       2,000     12,500    14,500         6,328          39,587           45,915
                         Oversea-Chinese
                            Banking....................  2,000      4,800     6,800        11,118          26,709           37,827
                         Parkway Holdings..............  2,000                2,000         5,057                            5,057
                         Singapore Airlines............  2,000      9,000    11,000        14,994          67,536           82,530
                         Singapore Technologies
                            Industrial.................  2,000                2,000         2,745                            2,745
                         Singapore
                            Telecommunications......... 13,000               13,000        20,648                           20,648
                         United Overseas
                            Bank.......................  2,000      5,000     7,000        11,055          27,663           38,718
                                                                                        -----------     ----------       ---------
                                                                                           88,755         180,191          268,946
                                                                                        -----------     ----------       ---------
            Spain--2.8%  Autopistas
                            Concesionaria
                            Espanola...................    630                  630         8,129                            8,129
                         Banco Bilbao
                            Vizcaya....................  1,200      4,916     6,116        32,038         131,188          163,226
                         Banco Central
                            Hispanoamericano...........    600                  600        11,201                           11,201
                         Corporacion Bancaria
                            de Espana..................    300                  300        16,637                           16,637
                         Endesa...................       1,600      5,600     7,200        30,089        105,262           135,351
                         Fomento de
                            Construcciones y
                            Contratas..................             1,300     1,300                        47,712           47,712
                         Iberdrola.....................  2,200                2,200        26,273                           26,273
                         Repsol.....................       700      1,100     1,800        29,307          46,031           75,338
                         Tabacalera, Cl. A.............    300                  300        21,579                           21,579
                         Telefonica de Espana..........  1,500      4,893     6,393        40,872         133,259          174,131
                         Union Electrica
                            Fenosa.....................  2,100                2,100        20,034                           20,034
                                                                                        -----------     ----------       ---------
                                                                                          236,159         463,452          699,611
                                                                                        -----------     ----------       ---------
           Sweden--2.8%  ABB AB, Cl. A.................  1,600     11,142    12,742        18,671         128,402          147,073
                         Astra, Cl. A..................  1,900      1,333     3,233        30,661          21,488           52,149
                         Astra, Cl. B..................             5,333     5,333                        82,418           82,418
                         Atlas Copco , Cl. A...........    300                  300      $  8,802                            8,802
                         Electrolux, Cl. B.............    200                  200        16,538                           16,538
                         Esselte, Cl. B................             2,815     2,815                        61,130           61,130
                         Hennes & Mauritz,
                            Cl. B......................    500                  500        20,439                           20,439
                         Securitas, Cl. B..............    180                  180         4,801                            4,801
                         Skandia Forsakrings...........    200                  200         9,336                            9,336
                         Skandinaviska Enskilda
                            Banken, Cl. A..............    900      1,700     2,600         9,722          18,345           28,067
                         Skanska, Cl. B................    600                  600        23,126                           23,126
                         Stora Kopparbergs
                            Bergslags
                            Aktiebolag.................             1,000     1,000                        13,789           13,789
                         Svenska Cellulosa,
                            Cl. B......................    500                  500        11,203                           11,203
                         Svenska
                            Handelsbanken,
                            Cl. A......................    300        600       900         9,482          18,945           28,427
                         Telefonaktiebolaget
                            LM Ericsson, Cl. B.........  1,300      2,600     3,900        57,215         114,309          171,524
                         Volvo, Cl. B..................    600                  600        15,684                           15,684
                                                                                        -----------     ----------       ---------
                                                                                          235,680         458,826          694,506
                                                                                        -----------     ----------       ---------




     Switzerland--11.4%  ABB.........................       20         63        83         5,169          82,166           87,335
                         Adecco......................       50         83       133        15,886          26,415           42,301
                         Alusuisse-Lonza
                            Holding (Bearer)...........                16        16                        14,285           14,285
                         Alusuisse-Lonza
                            Holding
                            (Registered)...............                 5         5                         4,437            4,437
                         Credit Suisse Group...........    450        995     1,445        63,372         140,311          203,683
                         Danzas Holding................               100       100                        20,010           20,010
                         Georg Fischer
                            (Bearer)...................      5                    5         6,661                            6,661
                         Georg Fischer
                            (Registered)...............     20                   20         5,169                            5,169
                         Holderbank Financiere
                            Glarus (Bearer)............     30         20        50        24,139          16,112           40,251
                         Holderbank Financiere
                            Glarus (Registered)........                22        22                         3,873            3,873
                         Jelmoli Holding
                            (Bearer)...................     20          2        22        17,421           1,760           19,181
                         Jelmoli Holding
                            (Registered)...............     50                   50         8,710                            8,710
                         Kuoni Reisen..................                 1         1                         3,791            3,791
                         Moevenpick Holding
                            (Bearer)...................     30                   30        10,816                           10,816
                         Nestle (Registered)...........     75        204       279       105,647         287,709          393,356
                         Novartis (Bearer).............                50        50                        78,896           78,896
                         Novartis (Registered).........    100        326       426       156,570         511,040          667,610
                         Roche Holding.................      1         36        37         8,785         316,573          325,358
                         Roche Holding
                            (Bearer)...................                 8         8                       119,081          119,081
                         SGS Societe Generale
                            de Surveillance
                            Holding....................                 2         2                         3,978            3,978
                         SMH (Bearer)..................     20         92       112        11,152          12,093           23,245
                         SMH (Registered)..............     50         13        63         6,551           7,277           13,828
                         Sairgroup..................(a)                12        12                        16,098           16,098
                         Schindler Holding.............      5         33        38         5,515          36,436           41,951
                         Schindler Holding
                            (Registered)...............      5                    5         6,069                            6,069
                         Schweizerische
                            Bankverein.................    100        403       503        26,880         108,407          135,287
                         Schweizerische
                            Rueckuersicherungs-
                            Gesellschaft...............     30         90       120        45,172         135,646          180,818
                         Sika Finanz (Bearer)..........     50                   50        14,707                           14,707
                         Sulzer........................                13        13                         9,508            9,508
                         Union Bank of
                            Switzerland
                            (Bearer)...................     50        121       171        57,545         139,393          196,938
                         Union Bank of
                            Switzerland
                            (Registered)...............     50         90       140        11,530          20,775           32,305
                         Valora Holding................     30          9        39         6,426           1,932            8,358
                         Zurich Versicherungs-
                            Gesellschaft...............    100        228       328        41,267          94,200          135,467
                                                                                        -----------     ----------       ---------
                                                                                          661,159       2,212,202        2,873,361
                                                                                        -----------     ----------       ---------


   United Kingdom--9.2%  Allied Irish Banks............            11,624    11,624                        97,653           97,653
                         Arjo Wiggins
                            Appleton...................              1933     1,933                         5,823            5,823
                         B.A.T. Industries.............  6,400      5,000    11,400        55,988          43,637           99,625
                         BTR...........................  7,000      1,740     8,740        23,632           5,860           29,492
                         Barclays......................  2,500      4,281     6,781        62,613         106,962          169,575
                         Bass..........................  2,000        400     2,400        27,780           5,543           33,323
                         Boots ...................       2,100                2,100        30,084                           30,084
                         British Aerospace.............    200        653       853         5,308          17,288           22,596
                         British Airways...............  2,300        510     2,810        22,455           4,967           27,422
                         British Petroleum.............  7,000      2,059     9,059       102,864          30,185          133,049
                         British Sky
                            Broadcasting
                            Group......................  4,000        980     4,980        28,383           6,937           35,320
                         British Steel.................             3,763     3,763                         9,950            9,950
                         British
                            Telecommunications......... 11,000      9,056    20,056        83,590          68,653          152,243
                         Cable & Wireless..............  5,100        550     5,650        40,723           4,381           45,104
                         Cadbury Schweppes.............  2,300                2,300        23,150                           23,150
                         Dawson
                            International..............             6,075     6,075                         7,320            7,320
                         Energy Group..................             1,333     1,333                        13,552           13,552
                         General Electric..............  6,400                6,400        40,877                           40,877
                         Glaxo Wellcome................  4,043      3,335     7,378        86,676          71,327          158,003
                         Granada Group.................  2,000                2,000        27,578                           27,578
                         Grand Metropolitan............  4,800        739     5,539        43,320           6,654           49,974
                         Guinness......................  4,500                4,500        40,235                           40,235
                         HSBC Holdings.................  2,000        270     2,270        46,970           6,710           53,680
                         HSBC Holdings (75P)...........    950                  950        23,665                           23,665
                         HSBC Holdings
                            Group......................               800       800                        18,743           18,743
                         Hanson........................             1,667     1,667                         8,551            8,551
                         Harrisons & Crosfield.........             8,008     8,008                        16,953           16,953
                         Imperial Chemical
                            Industries.................  1,700      2,142     3,842        25,095          31,545           56,640
                         Imperial Tobacco..............             1,333     1,333                         8,053            8,053
                         J Sainsbury...................  4,200                4,200        35,051                           35,051
                         Kwik Save.....................             1,275     1,275                         6,657            6,657
                         Legal & General...............             7,985     7,985                        66,146           66,146
                         Lloyds TSB Group..............  6,000      1,560     7,560        74,984          19,449           94,433
                         LucasVarity...................             1,800     1,800                         6,160            6,160
                         Marks & Spencer...............  6,500      1,000     7,500        65,968          10,125           76,093
                         Meyer International...........             2,343     2,343                        14,684           14,684
                         National Westminster
                            Bank.......................             2,932     2,932                        42,050           42,050
                         Northern Foods................             6,149     6,149                        23,771           23,771
                         Rank..........................               980       980                         5,461            5,461
                         Redland.......................               434       434                         2,469            2,469
                         Reed International............  2,600                2,600        25,711                           25,711
                         Reuters Holdings..............  3,000        700     3,700        32,560           7,579           40,139
                         Rio Tinto.....................               340       340                         4,370            4,370
                         Royal & Sun Alliance
                            Insurance Group............  3,600                3,600        34,513                           34,513
                         Royal Bank of
                            Scotland...................             4,100     4,100                        43,364           43,364
                         Sears ........................             5,350     5,350                         5,372            5,372
                         Sedgwick......................             4,166     4,166                         8,715            8,715
                         SmithKline Beecham............  4,000      6,284    10,284        37,912          59,417           97,329
                         Southern Electric.............             1,922     1,922                        14,764           14,764
                         Tesco ...................       5,000        116      5,116       40,029             926           40,955
                         Unigate.......................             3,984     3,984                        38,203           38,203
                         Unilever......................  5,200                5,200        38,730                           38,730
                         Vodafone Group................  7,100      1,120     8,220        38,708           6,092           44,800
                         Wilson Connelley
                            Holdings...................             2,180     2,180                         6,111            6,111

                         Wolseley......................               375       375                      $  3,117        $   3,117
                         Zeneca Group..................  2,000                2,000    $   63,108                           63,108
                                                                                        -----------     ----------       ---------
                                                                                        1,328,260         992,249        2,320,509
                                                                                        -----------     ----------       ---------
                         TOTAL COMMON STOCKS
                            (cost $20,940,813).........                                $7,289,540     $12,385,582      $19,675,122
                                                                                        ===========   ============     ===========


     Preferred Stocks--.2%
---------------------------------------------------------------------------------------------------------------------------------

       Australia-.1%   News  ...................         3,625                3,625   $    16,098                     $     16,098
                                                                                       -----------                      -----------
          Austria--0%   Bau Holding-Vorzug............      180                  180         8,914                           8,914
                                                                                       -----------                      -----------
         Germany--.1%   Friedrich Grohe...............                 40        40                  $     11,801           11,801
                       SAP-Vorzug....................       50                   50        14,891                           14,891
                       STRABAG....................(a)      100                  100         6,844                            6,844
                                                                                      -----------                       ----------
                                                                                           21,735          11,801           33,536
                                                                                      -----------
                       TOTAL PREFERRED STOCKS
                          (cost $57,088).............                                   $  46,747      $   11,801       $   58,548
                                                                                      ===========      ==========       ==========

Short-Term Investments--17.7%
-----------------------------------------------------------------------------------------------------------------------------------

 Commercial Paper--6.3%  Ford Motor Credit Corp.,
                         5.66%, 11/3/1997...........         $1,577,000  $1,577,000                 $   1,577,000     $  1,577,000
                                                                                                      ===========     ============
 Repurchase
   Agreements--3.2%   UBS Securities Inc.,
                      Tri-Party Repurchase

                      Agreement, 5.66%
                      dated 10/31/1997
                      to be repurchased at
                      $800,377 on
                      11/3/1997
                      collateralized by
                      $845,000 U.S.
                      Treasury Bills, due
                      5/28/1998
                                                               $ 800,000  $  800,000                  $   800,000     $    800,000
U.S. Treasury Bills--8.2%  4.95%, 12/11/97....(b)              $ 300,000  $  300,000                  $   298,374     $    298,374
                          4.92%, 12/18/97....(b)             $ 1,571,000   1,571,000  $ 1,560,946                        1,560,946
                          4.92%, 12/26/97.......                 203,000     203,000      201,449                          201,449
                                                                                      -----------     -----------      -----------
                                                                                        1,762,395         298,374        2,060,769
                                                                                      -----------     -----------      -----------
                          TOTAL SHORT-TERM
                             INVESTMENTS
                             (cost $4,437,805)..........                               $1,762,395    $ 2,675,374       $ 4,437,769
                                                                                       ==========    ===========       ===========

TOTAL INVESTMENTS (cost $25,435,706)......................................     96.4%   $9,098,682    $15,072,757       $24,171,439
                                                                         ==========    ==========    ===========       ===========

CASH AND RECEIVABLES (NET)................................................      3.1%   $  147,464    $   634,054       $   781,518
                                                                         ==========    ==========    ===========       ===========
ADJUSTMENTS...............................................................       .5%           --             --       $   125,942
                                                                         ==========    ==========    ===========       ===========

NET ASSETS................................................................    100.0%   $9,246,146    $15,706,811       $25,078,899
                                                                          ==========   ==========    ===========       ===========

Notes to Statement of Investments:
-----------------------------------------------------------------------------------------------------------------------------------

(a) Non-income producing.

(b) Partially held by the custodian in a segregated account as collateral for open futures positions.

                  See notes to pro forma financial statements.

                     Dreyfus International Stock Index Fund


Statement of Financial Futures
October 31, 997 (Unaudited)


                                                                                                                Unrealized
                                                               Market Value Covered                           (Depreciation)
                                     Contracts                    by Contracts            Expiration            at 10/31/97
                         ___________________________  _________________________  _________________________  ______________________
                           Dreyfus     Dreyfus        Dreyfus        Dreyfus       Dreyfus     Dreyfus      Dreyfus       Dreyfus
                           Inter-      Inter-         Inter-          Inter-        Inter-      Inter-       Inter-       Inter-
                           national    national       national       national      national    national     national      national
                         Stock Index   Equity Allo-     Stock       Equity Allo-     Stock    Equity Allo-  Stock Index    Equity
                           Fund        cation Fund    Index Fund    cation Fund  Index Fund   cation Fund      Fund      Allocation
                                                                                                                            Fund
                         ___________________________  _________________________  _________________________  _______________________
Financial Futures Long:

Australian All Ordinaries   1             3          $  44,620     $   132,633          December '97        $ (6,187)   $  (11,745)
CAC 40                      3             1            276,156          91,940          December '97         (29,279)      (10,372)
Deutsche Aktienindex        1             4            213,481         859,091          December '97         (12,467)      (34,692)
Financial Times 100         3             7            583,183       1,359,359          December '97         (15,805)      (66,459)
Nikkei 300                 36            38            746,165         822,144          December '97         (95,639)     (133,100)
                                                                                                                          ---------
                                                                                                           $(159,377)    $(256,368)
                                                                                                           ==========    ==========












                  See notes to pro forma financial statements.


                                                                   Pro Forma Statement of Assets and Liabilities
October 31, 1997 (Unaudited)
                                                                      Dreyfus          Dreyfus
                                                                    International    International                   Pro Forma
                                                                    Stock Index        Equity                         Combined
                                                                       Fund        Allocation Fund    Adjustments      (Note 1)
--------------------------------------------------------------------------------------------------------------------  ------------
ASSETS:           Investments in securities--
                     See Statement of Investments................  $   9,098,682    $15,072,757      $    --       $24,171,439
                  Cash...........................................         58,006         21,544           --            79,550
                  Cash denominated in
                     foreign currencies..........................         31,115         48,964           --            80,079
                  Receivable for investment securities sold......             --        661,750           --           661,750
                  Dividends and interest receivable..............         17,460         45,906           --            63,366
                  Receivable for futures variation margin........         10,775         26,574           --            37,349
                  Net unrealized appreciation on forward
                     currency exchange contracts.................         35,106         17,497           --            52,603
                  Receivable for shares of
                     Common Stock subscribed.....................             --            500           --               500
                  Due from The Dreyfus Corporation...............             --             --        147,247         147,247
                                                                       ---------   ------------   ------------    ------------
                                                                       9,251,144     15,895,492        147,247      25,293,883
                                                                       ---------     ----------        -------      ----------

LIABILITIES:      Due to The Dreyfus Corporation
                     and affiliates..............................          2,916         19,104        (22,020)             --
                  Due to Distributor.............................          2,082             11         43,325          45,418
                  Payable for investment securities purchased....             --        169,566             --         169,566
                                                                     -----------       --------       --------        --------
                                                                           4,998        188,681         21,305         214,984
                                                                     -----------        -------         ------         -------

NET ASSETS.......................................................  $   9,246,146    $15,706,811 $      125,942     $25,078,899
                                                                     ===========    ===========        =======     ===========

REPRESENTED BY:   Paid-in capital................................    $10,252,997    $14,387,112   $    -------     $24,640,109
                  Accumulated undistributed investment
                     income--net..................................        61,291        436,844        125,942*        624,077
                  Accumulated net realized gain (loss) on
                     investments, foreign currency transactions
and forward currency exchange contracts..............................    (90,075)     1,532,115           --         1,442,040
                  Accumulated net unrealized appreciation
                     (depreciation) on investments, foreign
                     currency transactions and forward currency
                     exchange contracts [including ($415,745),
                     net unrealized (depreciation) on
                     financial futures]..........................       (978,067)      (649,260)          --        (1,627,327)
                                                                    ------------   -------------       ----------   -----------
NET ASSETS.......................................................   $  9,246,146    $15,706,811        $ 125,942    $25,078,899
                                                                    ============   =============       ==========   ===========

Shares of Common Stock outstanding:
Dreyfus International Stock Index Fund..........................         820,153                       1,404,858**    2,225,011
                                                                    ============
NET ASSET VALUE per share:
Dreyfus International Stock Index Fund
    ($9,246,146/820,153 shares)  ................................         $11.27
                                                                    ============
Dreyfus International Equity Allocation Fund
    Investor Shares
    ($1,374,793/129,141 shares)  ...............................                          $10.65
                                                                                          ======
    Restricted Shares
    ($14,332,018/1,345,908 shares)..............................                           $10.65
                                                                                           ======
    Pro forma Combined Portfolio
    ($25,078,899/2,225,011 shares)..............................                                                        $11.27
                                                                                                                        =======


    --------------------------------------------------------------------------
*   Represents the net income effect of pro forma adjustments.

** Assumes the issuance of 1,404,858 shares applicable to common stockholders of the Dreyfus International Equity Allocation Fund.

                 See notes for pro forma financial statements.



                                                                     Pro Forma Statement of Operations
for the year ended October 31, 1997 (Unaudited)


                                                                       Dreyfus          Dreyfus
                                                                     International    International                       Pro Forma
                                                                      Stock Index        Equity                            Combined
                                                                         Fund         Allocation Fund     Adjustments      (Note 1)
                                                                     _____________    ______________      ____________   ___________
INVESTMENT INCOME:
INCOME:              Cash dividends (net of $6,292 and $38,403,
                        respectively, foreign taxes withheld
                        at source)                                      $   38,603      $  242,272        $     --         280,875
                     Interest........................................       42,876         152,513              --         195,389
                                                                            ------         -------                         -------
                           Total Income..............................       81,479         394,785              --         476,264
                                                                            ------         -------        ------------     -------

EXPENSES:            Management fee..................................   $   11,776      $  235,093      $ (169,267)(a)  $   77,602
                     Shareholder servicing costs.....................        8,412             --           47,019(b)       55,431
                     Distribution fees (Investor shares).............          --            3,694          (3,694)(c)          --
                     Loan commitment fees............................          --              216              --             216
                                                                        ----------       ---------       -------------  -----------
                           Total Expenses............................       20,188         239,003        (125,942)        133,249
                                                                        ----------       ---------       -------------  ----------
INVESTMENT INCOME--NET  ..............................................      61,291         155,782         125,942         343,015
                                                                        ----------       ---------       ------------    ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
                     Net realized gain (loss) on investments and.....
                        foreign currency transactions................    $  20,928      $1,045,481      $       --     $ 1,066,409
                     Net realized gain (loss) on forward currency
                        exchange contracts...........................     (109,643)        265,252              --         155,609
                     Net realized gain (loss) on financial futures...       (1,360)        687,220              --         685,860
                                                                        -----------      ---------     ------------     ----------
                           Net Realized Gain (Loss)..................      (90,075)      1,997,953              --       1,907,878
                     Net unrealized appreciation (depreciation)
                        on investments, foreign currency transactions
                        and forward currency exchange contracts
                        [including ($159,377) and ($315,971),
                        respectively, net unrealized (depreciation)
                        on financial futures]........................     (978,067)     (1,612,261)             --      (2,590,328)
                                                                        -----------     -----------     ------------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS...................................................    (1,068,142)      385,692               --        (682,450)
                                                                        -----------    ------------     ------------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS..................................................   $(1,006,851)    $   541,474       $ 125,942    $  (339,435)
                                                                        ============    ===========      ==========    ============



------------------------------------------------------------------------------
*   From June 30, 1997 (commencement of operations) to October 31, 1997.

(a) Total combined average net assets for the period ended October 31, 1997 multiplied by the management fee of .35%.

(b) Total combined average net assets for the period ended October 31, 1997 multiplied by the shareholder servicing fees of .25%.

(c) Represents the elimination of distribution fees.

                     Dreyfus International Stock Index Fund

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

On January 28, 1997, the Boards of Dreyfus Index Funds, Inc. and The Dreyfus/Laurel Funds, Inc. approved an Agreement and Plan of Reorganization (the "Plan") whereby, subject to approval by the shareholders of Dreyfus International Equity Allocation Fund, Dreyfus International Stock Index Fund, a series of Dreyfus Index Funds, Inc., will acquire all the assets of the Dreyfus International Equity Allocation Fund, a series of The Dreyfus/Laurel Funds, Inc., subject to the liabilities of such series, in exchange for a number of shares equal to the pro rata net assets of shares of the Dreyfus International Stock Index Fund (the "Merger").

The Merger will be accounted for as a tax free merger of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at October 31, 1997. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of Dreyfus International Stock Index Fund and Dreyfus International Equity Allocation Fund at October 31, 1997. The unaudited pro forma statement of operations reflects the results of operations of Dreyfus International Stock Index Fund for the period from June 30, 1997 (commencement of operations) to October 31, 1997 and Dreyfus International Equity Allocation Fund for the year ended October 31, 1997. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated above for Dreyfus International Stock Index Fund and Dreyfus International Equity Allocation Fund under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of Dreyfus International Stock Index Fund for pre-combination periods will not be restated.

The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds included or incorporated by reference in the respective Statements of Additional Information.

NOTE 2--Portfolio Valuation:

Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

NOTE 3--Foreign Currency Transactions:

Neither of the Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

NOTE 4--Capital Shares:

The pro forma net asset value per share assumes 1,404,858 additional shares of Common Stock of Dreyfus International Stock Index Fund were issued in connection with the proposed acquisition of Dreyfus International Equity Allocation Fund by Dreyfus International Stock Index Fund as of October 31, 1997. The number of additional shares issued was calculated by dividing the net assets of Dreyfus International Equity Allocation Fund at October 31, 1997 by the net asset value per share of Dreyfus International Stock Index Fund at October 31, 1997 of $11.27 for Common Shares. The pro forma combined number of shares outstanding of 2,225,011 consists of the 1,404,858 shares issuable to Dreyfus International Equity Allocation Fund the merger and 820,153 shares of Dreyfus International Stock Index Fund outstanding at October 31, 1997.

NOTE 5--Pro Forma  Operating Expenses:

The accompanying pro forma financial statements reflect changes in fund shares as if the merger had taken place on October 31, 1997. Dreyfus International
Equity Allocation Fund expenses were adjusted assuming Dreyfus International Stock Index Fund's fee structure was in effect for the year ended October 31, 1997.

NOTE 6--Merger Costs:

Merger costs are estimated at approximately $67,500 and are not included in the pro forma statement of operations since these costs are nonrecurring. These costs represent the estimated expense of both Funds carrying out their obligations under the Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger.

NOTE 7--Federal Income Taxes:

Each Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the merger, Dreyfus International Stock Index Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

The identified cost of investments for the Funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined entity.

The Dreyfus International Equity Allocation Fund will distribute substantially all of its investment income and any realized gains prior to the merger date.

                            DREYFUS INDEX FUNDS, INC.
                                     PART C

Item 15.  Indemnification.

      Reference is made to Article SEVENTH of the Registrant's Articles of Incorporation filed as Exhibit 1 and to Section 2-418 of the Maryland General Corporation Law. The application of these provisions is limited by Article VIII of the Registrant's By-Laws filed as Exhibit 2 and by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission:

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue

      The Statement as to the general effect of any contract, arrangements or statute under which a director, officer, underwriter or affiliated person of the Registrant is insured or indemnified is incorporated herein by reference to Item 27 of Part C of Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A, filed on February 8, 1994 ("Post Effective Amendment No. 6").

      Reference is also made to the Distribution Agreement, which is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A, filed on June 12, 1997 ("Post-Effective Amendment No. 11").


Item 16.  Exhibits

      1(a) Registrant's Articles of Incorporation are incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 6.

      1(b) Registrant's Articles of Amendment are incorporated herein by reference to Exhibit 1(b) of Post-Effective Amendment No. 6

      2     Registrant's  By-Laws  are  incorporated  herein by  reference  to
            Exhibit 2 of Post-Effective Amendment No. 6.

      3     Not Applicable.

      4 The Agreement and Plan of Reorganization is filed herewith as Appendix A to Part A of this Registration Statement.

      5     Not Applicable.

      6     Registrant's   Management   Agreement  is  incorporated   herein  by
            reference to Exhibit 5 of Post-Effective Amendment No. 11.

      7(a)  Registrant's   Distribution  Agreement  is  incorporated  herein  by
            reference to Exhibit 6 of Post-Effective Amendment No. 11.

      7(b) Registrant's Shareholder Services Plan Agreements are incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 11.

      8     Not Applicable.

      9 Registrant's Amended and Restated Custody Agreement is incorporated herein by reference to Exhibit 8 of Post-Effective Amendment No. 9 to the Registrant's Registration Statement filed on December 26, 1996 ("Post-Effective Amendment No 9")

      10    Not Applicable.

      11(a) Opinion of Stroock & Stroock & Lavan, Counsel to Registrant, as to the legality of the securities being registered is incorporated herein by reference to Exhibit 10 of Post-Effective Amendment No. 6.

      11(b) Consent of Stroock & Stroock & Lavan, Counsel to Registrant. Filed herewith.

      12 Tax opinion and consent of Kirkpatrick & Lockhart LLP. To be filed by amendment.

      13 Registrant's Shareholder Services Plan is incorporated herein by reference to Exhibit 9 of Post-Effective Amendment No. 11.

      14(a) Consent  of Coopers & Lybrand  L.L.P.,  Independent  Accountants  to
            Registrant, as to the use of their report dated December 18, 1997, concerning the financial statements of Dreyfus International Stock Index Fund dated October 31, 1997. Filed herewith.

      14(b) Consent  of KPMG  Peat  Marwick  LLP,  Independent  Auditors  to The
            Dreyfus/Laurel Funds, Inc., as to the use of their report dated December 17, 1997 concerning the financial statements of Dreyfus International Equity Allocation Fund dated October 31, 1997. Filed herewith.

      14(c) Consent of Stroock & Stroock & Lavan, Counsel to Registrant, as to the use of its opinion as to the legality of the securities being registered and as to the use of its name as Counsel to such Fund. SEE Exhibit 11(b).

      14(d) Consent of Kirkpatrick & Lockhart LLP as to the use of its tax opinion. SEE Exhibit 12.

      15    Not Applicable.

      16(a) Powers  of  Attorney  of  certain  Directors  and  Officers.   Filed
            herewith.

      16(b) Powers  of  Attorney  of  certain   Directors   and   Officers   are
            incorporated by reference herein to Other Exhibits of Post-Effective Amendment No. 9.

      16(c) Certificate of Secretary is incorporated by reference herein to Other Exhibits of Post-Effective Amendment No. 9.

      17(a) Form of Proxy Card.


Item 17.  Undertakings.

      1 The undersigned Registrant agrees that prior to any public offering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

      2 The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES


As required by the Securities Act of 1933, the Registrant certifies that this registration statement has been signed on behalf of the Registrant by the undersigned, in the City of New York and the State of New York, on the 3rd day of March, 1998.

                            DREYFUS INDEX FUNDS, INC.



                        By: /S/ Marie E. Connolly
                            ---------------------------------------
                            Marie E. Connolly
                            President

As required by the Securities Act of 1933, this amendment to the Registrant's registration statement has been signed by the following persons in the capacities and on the dates indicated. This instrument may be executed in one or more counterparts, all of which shall together constitute a single instrument.


Signatures                         Title                              Date
----------                         ----------                         ----------


/s/ Marie E. Connolly             President, Treasurer                3/3/98
------------------------          (Principal Executive, Finan-
Marie E. Connolly                 cial and Accounting Officer)


/s/ Joseph S. DiMartino*
------------------------          Director, Chairman of the           3/3/98
Joseph S. DiMartino               Board


/s/ David P. Feldman*
-------------------------         Director                            3/3/98
David P. Feldman


/s/ John M. Fraser, Jr.*
-------------------------         Director                            3/3/98
John M. Fraser, Jr.

/s/ Ehud Houminer*
-------------------------         Director                            3/3/98
Ehud Houminer


/s/ David J. Mahoney*
--------------------------        Director                            3/3/98
David J. Mahoney


/s/ Gloria Messinger*
--------------------------        Director                            3/3/98
Gloria Messinger


/s/ Jack R. Meyer*
--------------------------        Director                            3/3/98
Jack R. Meyer


/s/ John Szarkowski*
--------------------------        Director                            3/3/98
John Szarkowski


/s/ Anne Wexler*
--------------------------        Director                            3/3/98
Anne Wexler


*By:  /s/ Marie E. Conolly
      ----------------------
      Marie E. Conolly
      Attorney-in-Fact

                                  EXHIBIT INDEX

      EXHIBITS:


  11(b) Consent of Stroock & Stroock & Lavan, Counsel to Registrant.

  14(a) Consent  of Coopers & Lybrand  L.L.P.,  Independent  Accountants  to
        Registrant, as to the use of their report dated December 18, 1997 concerning the financial statements of Dreyfus International Stock Index Fund dated October 31, 1997.

  14(b) Consent  of KPMG  Peat  Marwick  LLP,  Independent  Auditors  to The
        Dreyfus/Laurel Funds, Inc., as to the use of their report dated December 17, 1997, concerning the financial statements of Dreyfus International Equity Allocation Fund dated October 31, 1997.

  16(a) Powers of Attorney for certain Directors and Officers.

  17(a) Form of Proxy Card.